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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF
2011 ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 16, 2011

To our Shareholders:

        You are cordially invited to attend our 2011 annual general meeting of shareholders, which will be held at the offices of Mellanox Technologies, Ltd., located at Binyan Hermon, Industrial Area, Yokneam, Israel 20692, on Monday, May 16, 2011 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time). Shareholders may also participate in the meeting via a live webcast on the investor relations section of the Mellanox website at www.mellanox.com. Please access the website 15 minutes prior to the start of the meeting to download and install any necessary audio software. You may also participate in the meeting via teleconference by dialing the toll-free U.S. telephone number (877) 831-3840, the international telephone number (973) 409-9610 or the toll-free Israeli telephone number 1 809 245 917 at least 15 minutes prior to the start of the meeting and referencing the conference ID number 52964591.

        We are holding the annual general meeting for the following purposes:

  1.
  To elect directors to hold office until our 2012 annual general meeting of shareholders, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal;

  2.
  To approve (i) an increase in the annual base salary of Eyal Waldman from $375,000 to $410,000 effective April 1, 2011, (ii) the contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of Mr. Waldman's base salary from time to time and (iii) the cash bonus previously paid to Mr. Waldman in the amount of $157,500 for services rendered for the fiscal year ended December 31, 2010;

  3.
  To approve the grant to Mr. Waldman of 50,000 restricted stock units;

  4.
  To conduct an advisory vote on the compensation of our named executive officers;

  5.
  To conduct an advisory vote on the frequency of an advisory vote on the compensation of our named executive officers;

  6.
  To approve an amendment to the amended and restated articles of association of the company to authorize the board of directors to appoint up to the maximum authorized number of directors;

  7.
  To approve an amendment to the amended and restated articles of association of the company to replace the provisions in our existing amended and restated articles of association related to indemnification of our directors and officers in order to conform such provisions to amendments to the Israeli Companies Law and the Israeli Securities Law;

  8.
  To approve an amendment to the indemnification undertaking between the company and each of our directors and officers;

  9.
  To ratify and approve the purchase of liability insurance for directors and officers of the company and its subsidiaries for the period commencing on February 7, 2011 and ending no later than the later of (i) the 2016 annual general meeting and (ii) June 1, 2016, whether as a renewal of the company's existing directors and officers liability insurance policy or policies or the purchase of directors and officers liability insurance from one or more different insurers, subject to the following terms: (a) annual coverage of no more than $75 million in the aggregate, (b) annual premiums of no more than $450,000 in the aggregate and (c) prior to purchasing liability insurance, our audit committee and board of directors will authorize the terms of the proposed policy or policies to comply with these terms;

  10.
  To appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 and to authorize our audit committee to determine our accounting firm's remuneration in accordance with the volume and nature of their services; and

  11.
  To receive management's report on our business for the year ended December 31, 2010 and to transact any other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment or postponement of the meeting.

        These items of business to be transacted at the meeting are more fully described in the proxy statement, which is part of this notice.

        The meeting will begin promptly at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time) and check-in will begin at 4:00 p.m. local Israeli time. Only holders of record of ordinary shares at the close of business on April 8, 2011, the record date, are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

        All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL
GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2011

The proxy statement, proxy card and annual report to shareholders are available at https://proxydocs.com/mlnx.

By order of the board of directors,

Alan C. Mendelson Secretary

Menlo Park, California
April 11, 2011

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING	1
PROPOSAL ONE—ELECTION OF DIRECTORS	15
PROPOSAL TWO—APPROVAL OF SALARY INCREASE, CONTRIBUTIONS TO SEVERANCE, PENSION AND EDUCATION FUNDS AND CASH BONUS PREVIOUSLY PAID TO EYAL WALDMAN	19
PROPOSAL THREE—APPROVAL OF THE GRANT OF RESTRICTED STOCK UNITS TO EYAL WALDMAN	20
PROPOSAL FOUR—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	21
PROPOSAL FIVE—ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	23
PROPOSAL SIX—APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT DIRECTORS UP TO THE MAXIMUM AUTHORIZED NUMBER	24
PROPOSAL SEVEN—APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION TO REPLACE PROVISIONS RELATED TO DIRECTOR AND OFFICER INDEMNIFICATION	25
PROPOSAL EIGHT—APPROVAL OF AMENDMENT TO INDEMNIFICATION UNDERTAKING	30
PROPOSAL NINE—RATIFICATION AND APPROVAL OF LIABILITY INSURANCE FOR THE DIRECTORS AND OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES	31
PROPOSAL TEN—APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF AUDIT COMMITTEE DETERMINATION OF REMUNERATION	32
REPORT OF THE AUDIT COMMITTEE	34
REPORT OF THE COMPENSATION COMMITTEE	36
COMPENSATION DISCUSSION AND ANALYSIS	37
SECURITY OWNERSHIP	51
EXECUTIVE OFFICERS	53
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	55
WHERE YOU CAN FIND ADDITIONAL INFORMATION	63
OTHER MATTERS	63

PROXY STATEMENT FOR
2011 ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 16, 2011

        This proxy statement is furnished to our shareholders as of the close of business on April 8, 2011, the record date, in connection with the solicitation of proxies by our board of directors for use at our annual general meeting of shareholders, to be held at the offices of Mellanox Technologies, Ltd., located at Binyan Hermon, Industrial Area, Yokneam, Israel, on Monday, May 16, 2011 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time) and at any adjournments or postponements of the meeting. We are mailing this proxy statement and the proxy card, together with a copy of our annual report to shareholders, to our shareholders on or about April 13, 2011.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING
AT THE MEETING

Why am I receiving this proxy statement?	You are receiving this proxy statement from us because you were a shareholder of record at the close of business on the record date of April 8, 2011. As a shareholder of record, you are invited to attend our annual general meeting of shareholders and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the meeting and the items of business to be transacted at the meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.
As of April 8, 2011, there were 34,747,531 ordinary shares outstanding. Our ordinary shares are our only class of voting stock.
Who is entitled to attend and vote at the meeting?

Only holders of record of shares of our ordinary shares at the close of business on April 8, 2011 are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

How can I listen to the annual general meeting if I do not attend in person?

You are invited to listen to the annual general meeting live via webcast on May 16, 2011, at the investor relations section of the Mellanox website at www.mellanox.com, beginning at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time). It is recommended that shareholders access the website at least 15 minutes prior to the designated starting time in order to download and install any necessary audio software.

The annual general meeting will also be available via telephone conference call. In order to access the telephone conference call, dial the toll-free U.S. telephone number (877) 831-3840, the international telephone number (973) 409-9610 or the toll-free Israeli telephone number 1 809 245 917 at least 15 minutes prior to the designated starting time and mention the conference ID number 52964591. Neither the webcast nor the teleconference will enable you to vote your shares.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum) ?

The presence at the meeting, in person or represented by proxy, of at least two shareholders holding at least 33 1/3% of our ordinary shares issued and outstanding on the record date and entitled to vote at the meeting will constitute a quorum for the transaction of business.

What happens if a quorum is not present?

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned for one week, to May 23, 2011 at the same hour and place, without any notification to shareholders. If a quorum is not present at the adjourned date of the meeting on May 23, 2011 within half an hour of the time fixed for the commencement thereof, subject to the terms of applicable law, the persons present at the meeting on the adjourned date of May 23, 2011 shall constitute a quorum.

What items of business will be voted on at the meeting?	The items of business to be voted on at the meeting are as follows:

1.    To elect directors to hold office until our 2012 annual general meeting of shareholders, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal;

2.    To approve (i) an increase in the annual base salary of Eyal Waldman from $375,000 to $410,000 effective April 1, 2011, (ii) the contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of Mr. Waldman's base salary from time to time and (iii) the cash bonus previously paid to Mr. Waldman in the amount of $157,500 for services rendered for the fiscal year ended December 31, 2010;

3. To approve the grant of 50,000 restricted stock units to Mr. Waldman;

4. To conduct an advisory vote on the compensation of our named executive officers;
5. To conduct an advisory vote on the frequency of an advisory vote on the compensation of our named executive officers;
6. To approve an amendment to the company's amended and restated articles of association to authorize the board of directors to appoint up to the maximum authorized number of directors;

7.    To approve an amendment to the company's amended and restated articles of association to replace the provisions related to indemnification of our directors and officers in order to confirm such provisions to amendments to the Israeli Companies Law and the Israeli Securities Law;

8. To approve an amendment to the indemnification undertaking between the company and each of our directors and officers;

9.    To ratify and approve the purchase of liability insurance for directors and officers of the company and its subsidiaries for the period commencing on February 7, 2011 and ending no later than the later of (i) the 2016 annual general meeting and (ii) June 1, 2016, whether as a renewal of the company's existing directors and officers liability insurance policy or policies or the purchase of directors and officers liability insurance from one or more different insurers, subject to the following terms: (a) annual coverage of no more than $75 million in the aggregate, (b) annual premiums of no more than $450,000 in the aggregate and (c) prior to purchasing liability insurance, our audit committee and board of directors will authorize the terms of the proposed policy or policies to comply with these terms; and

10.    To appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 and to authorize our audit committee to determine our accounting firm's remuneration in accordance with the volume and nature of their services.

What happens if additional matters are presented at the meeting?

The only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement. As of the date of this proxy statement, no shareholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are properly brought before the meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares "FOR" the election of each of the director nominees, "FOR" the increase in the annual base salary of Mr. Waldman, the contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of Mr. Waldman's base salary from time to time, and the cash bonus previously paid to Mr. Waldman, "FOR" the approval of the grant of 50,000 restricted stock units to Mr. Waldman, "FOR" the approval, on an advisory basis, of the compensation of our named executive officers, for every "THREE YEARS," on an advisory basis, as the frequency for an advisory vote on named executive officer compensation, "FOR" the approval of an amendment to the company's amended and restated articles of association to authorize the board of directors to appoint up to the maximum authorized number of directors, "FOR" the approval of an amendment to the company's amended and restated articles of association to replace the provisions related to indemnification of our directors and officers, "FOR" the amendment to the indemnification undertaking, "FOR" the ratification and approval of liability insurance for the directors and officers of the company and its subsidiaries, and "FOR" the appointment of PricewaterhouseCoopers LLP and the authorization of audit committee determination of their remuneration.

What shares can I vote at the meeting?

You may vote all of the shares you owned as of April 8, 2011, the record date, including shares held directly in your name as the shareholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record.    If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner.    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction card. The broker, trustee or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting as you instruct in the voting instruction card. If you hold shares through a broker, trustee or nominee, other than for shares that are traded through the Tel-Aviv Stock Exchange, or TASE, you may also vote in person at the meeting, but only after you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

If you hold shares that are traded through TASE, the TASE Clearing House Member through which the shares are held will send you by electronic mail, free of charge, no later than five days following the record date, a link to a voting instruction card in the form filed by us on the distribution site of the Israeli Securities Authority, MAGNA, at www.magna.isa.gov.il, on April 3, 2011, unless you inform the TASE Clearing House Member through which the shares are held that you do not wish to receive said link, or if you inform it that you wish to receive a voting instruction card by mail, against the payment of mailing costs only. If you hold shares that are traded through TASE, you may also vote in person at the meeting, but only after providing a proof of ownership certificate from the TASE Clearing House member through which the shares are held indicating that you were the beneficial owner of the shares on the record date.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or as a beneficial owner, you may direct how your shares are voted without attending the meeting by completing and returning the enclosed proxy card or voting instruction card (as described below). If you provide specific instructions with regard to items of business to be voted on at the meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the meeting will be voted "FOR" the election of each of the director nominees who are not outside directors identified in this proxy statement, "FOR" the increase in the annual base salary of Mr. Waldman, the contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of Mr. Waldman's base salary from time to time, and the cash bonus previously paid to Mr. Waldman, "FOR" the approval of the grant of 50,000 restricted stock units to Mr. Waldman, "FOR" the approval, on an advisory basis, of the compensation of our named executive officers, for every "THREE YEARS, " on an advisory basis, as the frequency for an advisory vote on named executive officer compensation, "FOR" the approval of an amendment to the company's amended and restated articles of association to authorize the board of directors to appoint up to the maximum authorized number of directors, "FOR" the approval of an amendment to the company's amended and restated articles of association to replace the provisions related to indemnification of our directors and officers, "FOR" the amendment to the indemnification undertaking, "FOR" the ratification and approval of liability insurance for the directors and officers of the company and its subsidiaries, and "FOR" the appointment of PricewaterhouseCoopers LLP and the authorization of audit committee determination of their remuneration.

Voting by Telephone or over the Internet.    You may also vote by telephone or over the Internet by following the instructions included on the enclosed proxy card or voting instruction card. You may vote by telephone or over the Internet until 11:59 p.m. Eastern Daylight Time the day before the meeting.

If you own shares that are traded through TASE, you may vote your shares by mail as follows: sign and date a voting instruction card in the form filed by us on the distribution site of the Israeli Securities Authority, MAGNA, at www.magna.isa.gov.il, on April 3, 2011 and attach to it a proof of ownership certificate from the TASE Clearing House member through which the shares are held indicating that you were the beneficial owner of the shares on the record date, and return the voting instruction card, along with the proof of ownership certificate, to us, as described in the instructions available on MAGNA, no later than 72 hours prior to the meeting.

How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in street name, other than for shares that are traded through TASE, may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a shareholder of record but hold shares through a broker, trustee or nominee, other than for shares that are traded through TASE, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee or other similar evidence of ownership. If your shares are traded through TASE, you will need to provide a proof of ownership certificate from the TASE Clearing House member through which the shares are held indicating that you were the beneficial owner of the shares on the record date. The meeting will begin promptly at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time). Check-in will begin at 4:00 p.m. local Israeli time. Even if you plan to attend the meeting, we recommend that you also complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our corporate secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

If you voted your shares by submitting a voting instruction card in the form filed on MAGNA (whether you hold shares directly as the shareholder of record or as a beneficial owner), you may apply to the company's address at Binyan Hermon, Industrial Area, Yokneam, Israel 20692, no later than 24 hours prior to the meeting, and after providing a proof of identification to the satisfaction of the company's secretary, withdraw your voting instruction card. If you do so, you will be entitled to vote only in person at the meeting.

Is my vote confidential?

Proxy cards, voting instructions, ballots and voting tabulations that identify individual shareholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to American Stock Transfer and Trust Company, our transfer agent, to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?

Each outstanding ordinary share entitles the holder thereof to one vote on each matter considered at the meeting. Shareholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the shareholders pursuant to this proxy statement.

The election of each of Eyal Waldman, Dov Baharav, Glenda Dorchak, Irwin Federman and Thomas Weatherford as directors requires the vote of the holders of a majority of the voting power represented at the annual general meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" the election of each nominee, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the election of any nominee will not be voted, although it will be counted for purposes of determining whether there is a quorum present.

The approval of (i) an increase in the annual base salary of Eyal Waldman from $375,000 to $410,000 effective April 1, 2011, (ii) the contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of Mr. Waldman's base salary from time to time and (iii) the cash bonus previously paid to Mr. Waldman in the amount of $157,500 for services rendered for the fiscal year ended December 31, 2010 requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of the grant of 50,000 restricted stock units to Mr. Waldman requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval, on an advisory basis, of the compensation of our named executive officers requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval, on an advisory basis, of the frequency of the advisory vote on named executive officer compensation requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote for "ONE YEAR," "TWO YEARS" or "THREE YEARS" on this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present. With respect to this item, if none of the frequency alternatives (one year, two years or three years) receive a majority vote, we will consider the frequency that receives the highest number of votes by shareholders to be the frequency that has been selected by shareholders. However, because this vote is advisory and not binding on us or our board of directors in any way, our board may decide that it is in our and our shareholders' best interests to hold an advisory vote on named executive officer compensation more or less frequently than the alternative approved by our shareholders.

The approval of an amendment to the company's amended and restated articles of association to authorize the board of directors to appoint up to the maximum number of directors requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of an amendment to the company's amended and restated articles of association to replace the provisions related to indemnification of our directors and officers requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of the amendment to the indemnification undertaking between the company and each of our directors and officers requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The ratification and approval of the purchase of liability insurance for directors and officers of the company and its subsidiaries for the period commencing on February 7, 2011 and ending no later than the later of (i) the 2016 annual general meeting and (ii) June 1, 2016, whether as a renewal of the company's existing directors and officers liability insurance policy or policies or the purchase of directors and officers liability insurance from one or more different insurers, subject to the following terms: (a) annual coverage of no more than $75 million in the aggregate, (b) annual premiums of no more than $450,000 in the aggregate and (c) prior to purchasing liability insurance, our audit committee and board of directors will authorize the terms of the proposed policy or policies to comply with these terms, requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The appointment of PricewaterhouseCoopers LLP and authorization of audit committee determination of their remuneration requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

What is a "broker non-vote"?

Under the rules that govern brokers and banks that have record ownership of our ordinary shares that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. With the exception of (i) the election of directors, (ii) the approval of an increase in the annual base salary of Eyal Waldman, contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of Mr. Waldman's base salary from time to time, and the cash bonus previously paid to Mr. Waldman, (iii) the grant of restricted stock units to Mr. Waldman, (iv) the advisory vote to approve the compensation of our named executive officers and (v) the advisory vote on the frequency of the advisory vote on named executive officer compensation, all items of business proposed to be considered at the annual general meeting are considered routine matters. If you do not otherwise instruct your broker or bank, the broker or bank may vote your shares on routine matters. A "broker non-vote" occurs when a broker or bank expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

Further, this means that brokers may ONLY vote your shares on (i) the approval of the amendment to the company's amended and restated articles of association to authorize the board to appoint up to the maximum authorized number of directors, (ii) the approval of the amendment to the company's amended and restated articles of association to replace the provisions related to indemnification of our directors and officers, (iii) the approval of the amendment to the indemnification undertaking between the company and each of our directors and officers, (iv) the ratification and approval of the purchase of liability insurance for directors and officers and (v) the appointment of PricewaterhouseCoopers LLP. We encourage you to provide instructions to your broker regarding the voting of your shares; otherwise, if you do not provide instructions to your broker or bank regarding how to vote your shares on the non-routine proposals set forth in this proxy, then your shares will NOT be voted on these important shareholder proposals.

How are "broker non-votes" counted?

Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented by your proxy will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal.

What happens if the meeting is adjourned?

Assuming the presence of a quorum, if our annual general meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the annual general meeting, unless the adjournment is for more than 21 days, in which case a notice of the adjourned meeting will be given to each shareholder of record as of April 8, 2011 entitled to vote at the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the annual general meeting.

Who will serve as inspector of elections?	A representative of American Stock Transfer and Trust Company, our transfer agent, will tabulate the votes and act as inspector of elections at the meeting.
What should I do in the event that I receive more than one set of proxy materials?

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?

The enclosed proxy is being solicited on behalf of our board of directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to solicitation by mail, our directors, officers, employees and agents may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our directors, officers or other employees for soliciting proxies. We may pay compensation to a proxy soliciting agent, if we retain one. Copies of the proxy materials will be furnished to brokerage firms, banks, trustees, custodians and other nominees holding beneficially owned shares of our ordinary shares, who will forward the proxy materials to the beneficial owners. We may reimburse brokerage firms, banks, trustees, custodians and other agents for the costs of forwarding the proxy materials. Our costs for forwarding proxy materials are not expected to be significant.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the meeting.
What is the deadline for submitting proposals for consideration at next year's annual general meeting of shareholders or to nominate individuals to serve as directors?	As a shareholder, you may be entitled to present proposals for action at a future meeting of shareholders, including director nominations.

Shareholder Proposals:    For a shareholder proposal to be considered for inclusion in our proxy statement for the annual general meeting to be held in 2012, the proposal must be in writing and received by the secretary of the company at the offices of Mellanox Technologies, Ltd., c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, no later than December 15, 2011, or such proposal will be considered untimely under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. If the date of our 2012 annual general meeting is more than 30 days before or 30 days after the anniversary date of our 2011 annual general meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. Shareholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission, or SEC. Proposals of shareholders intended to be presented at the annual general meeting to be held in 2012 without inclusion of such proposals in our proxy statement relating to such annual general meeting must be received not later than 60 days and not more than 120 days before such annual general meeting. Shareholders are also advised to review our amended and restated articles of association, which contain additional requirements with respect to advance notice of shareholder proposals.

Nomination of Director Candidates:    Any proposals for director candidates must be in writing, include the name and address of the shareholder who is making the nomination and of the nominee and should be directed to the secretary of the company at the offices of Mellanox Technologies, Ltd, c/o Mellanox Technologies,  Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, or such proposal may not be acknowledged by the company. Our amended and restated articles of association also require that any proposal for nomination of directors include the consent of each nominee to serve as a member of our board of directors, if so elected. Shareholders are also advised to review our amended and restated articles of association, which contain additional requirements with respect to shareholder nominees for our board of directors. In addition, the shareholder must give timely notice to the secretary of the company in accordance with the provisions of our amended and restated articles of association, which require that the notice be received by the secretary of the company no later than February 16, 2012.

PROPOSAL ONE—ELECTION OF DIRECTORS

Members of the Board of Directors

        Five directors (who are not outside directors in accordance with the Israeli Companies Law, 1999, or the Companies Law) are to be elected at the meeting to serve until the next annual general meeting of shareholders, or until their respective successors have been elected and have qualified or until their earlier resignation or removal. In accordance with the Companies Law, outside directors are elected for three-year terms. Our outside directors, Amal M. Johnson and Thomas J. Riordan, were each reelected to a three-year term at our 2010 annual general meeting of shareholders, and will continue to serve until our 2013 annual general meeting of shareholders, or until their respective successors have been elected and have qualified or until their earlier resignation or removal.

        The names of each member of our board of directors, including each nominee for director, their ages as of April 1, 2011 and principal occupations are as follows:

Name	Current Term Expires	Age	Principal Occupation
Eyal Waldman	2011	50	Chief Executive Officer, President and Chairman of the Board of Directors, Mellanox Technologies, Ltd.
Dov Baharav	2011	60	Former President and Chief Executive Officer, Amdocs Management Limited
Glenda Dorchak	2011	56	Former Vice Chairman and Chief Executive Officer, VirtualLogix, Inc.
Irwin Federman	2011	75	General Partner, U.S. Venture Partners
Thomas Weatherford	2011	64	Former Executive Vice President and Chief Financial Officer, Business Objects SA
OUTSIDE DIRECTORS
Amal M. Johnson	2013	58	Chairman, MarketTools, Inc.
Thomas J. Riordan	2013	54	President and Chief Executive Officer, Exclara, Inc.

Director Nominees

        Our board of directors has nominated Eyal Waldman, Dov Baharav, Glenda Dorchak, Irwin Federman and Thomas Weatherford for reelection to our board of directors. Certain information regarding their individual experience, qualifications, attributes and skills that led our board of directors to conclude that they should serve on the board is described below. Each nominee for director has consented to being named in this proxy statement and has indicated a willingness to serve if elected. Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable. If elected, Mr. Waldman, Mr. Baharav, Ms. Dorchak, Mr. Federman and Mr. Weatherford will hold office until our annual general meeting of shareholders to be held in 2012, or until their respective successors have been elected and have qualified or until their earlier resignation or removal. Please refer to the description of the compensation of our directors under the heading "Director Compensation" in this proxy statement.

        Eyal Waldman is a co-founder of Mellanox, and has served as our chief executive officer, president and chairman of our board of directors since March 1999. From March 1993 to February 1999, Mr. Waldman served as vice president of engineering and was a co-founder of Galileo Technology, Ltd., or Galileo, a semiconductor company, which was acquired by Marvell Technology Group, Ltd. in January 2001. From August 1989 to March 1993, Mr. Waldman held a number of design and architecture related positions at Intel Corporation, a semiconductor chip maker. Mr. Waldman serves on the board of directors of a number of private companies. Mr. Waldman holds a Bachelor of Science in Electrical Engineering and a Master of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Waldman is located in Israel. Mr. Waldman's qualifications to serve on our board of directors include his role as a co-founder of Mellanox, more than a decade of service as our chief executive officer, president and chairman of our board of directors, and his design, engineering and architecture expertise.

        Dov Baharav has served as a member of our board of directors since November 2010. From July 2002 until November 2010, Mr. Baharav served as president and chief executive officer of Amdocs Management Limited, or Amdocs, a communications services company. Prior to that, since joining Amdocs in 1991, Mr. Baharav served as vice president and then president of Amdocs' principal U.S. subsidiary, Amdocs, Inc., and chief financial officer of Amdocs Management Limited. Prior to 1991, Mr. Baharav served as chief operating officer of Oprotech Ltd., an electro-optical device company. Mr. Baharav is involved with the College of Management Academic Studies in Rishon Lezion, Israel. He is also a member of the board of directors of SeamBI, a private advertising technology company. Mr. Baharav received a B.S. in physics and accounting, as well as an MBA, from the University of Tel Aviv. Mr. Baharav is located in Israel. Mr. Baharav's qualifications to serve on our board of directors include his executive experience and his accounting and finance expertise and his experience in the technology industry.

        Glenda Dorchak has served as a member of our board of directors since July 2009. Until September 2010, when it was acquired by Red Bend Software, Ms. Dorchak was the chief executive officer and vice chairman of VirtualLogix, Inc., a Sunnyvale, California based provider of virtualization software for wireless and embedded devices. Prior to VirtualLogix, Inc., Ms. Dorchak served as the chairman and chief executive officer of Intrinsyc Software International, Inc., or Intrinsyc, from August 2006 to November 2008 and served on the board of directors of Intrinsyc from September 2003 to December 2004 and again from July 2006 to November 2009. Prior to Intrinsyc, Ms. Dorchak was an executive with Intel Corporation from 2001 to 2006, including serving as vice president and chief operating officer of Intel Corporation's Communications Group; vice president and general manager of Intel's Consumer Electronics Group; and vice president and general manager of the Broadband Products Group. Prior to her tenure at Intel Corporation, she served as chairman and chief executive officer of Value America, Inc., an online retailer. From 1976 to 1998, Ms. Dorchak's career was spent with IBM, both at IBM Canada and later with IBM Corporation based in Raleigh, North Carolina, where she held executive positions with the IBM's Personal Systems Group, including directorships with the Ambra Systems Group and IBM PC North America. Ms. Dorchak is located in the United States. Ms. Dorchak's qualifications to serve on our board of directors include her executive and board member experience in the software and technology industries.

        Irwin Federman has served as a member of our board of directors since June 1999 and has served as our lead independent director since March 2010. Mr. Federman has been a general partner of U.S. Venture Partners, a venture capital firm, since April 1990. From 1988 to 1990, he was a managing director of Dillon Read & Co., an investment banking firm, and a general partner in its venture capital affiliate, Concord Partners. From 1978 to 1987, Mr. Federman was president and chief executive officer of Monolithic Memories, Inc., a semiconductor company which was acquired in 1987 by Advanced Micro Devices, Inc., an integrated circuit manufacturer. Mr. Federman serves on the boards of directors of SanDisk Corporation, a data storage company, Check Point Software Technologies, Ltd., an Internet security software company, and a number of private companies. Mr. Federman was two-term chairman of the Semiconductor Industry Association, has served on the board of directors of the National Venture Capital Association and served two terms on the Dean's Advisory Board of Santa Clara University. Mr. Federman holds a Bachelor of Science in Economics from Brooklyn College. Mr. Federman is located in the United States. Mr. Federman's qualifications to serve on our board of directors include his extensive experience as an executive, investor and board member of various companies in the semiconductor industry, and over a decade of service on our board of directors.

        Thomas Weatherford has served as a member of our board of directors since November 2005. From August 1997 until his retirement in December 2002, Mr. Weatherford served as executive vice president and chief financial officer of Business Objects SA, a provider of business intelligence software. Mr. Weatherford also serves on the boards of directors of SMART Modular Technologies, Inc., a manufacturer of memory products, Tesco Corporation, a global provider of technology-based solutions to the upstream energy industry, Spansion Inc., a provider of flash memory products, and several privately held companies. Mr. Weatherford also previously served on the board of directors of InfoUSA, Inc. from December 2007 until its acquisition by CCMP Capital Advisors, LLC in July 2010, Synplicity, Inc. from May 2003 until its acquisition by Synopsys, Inc. in May 2008, Saba Software, Inc. from March 2003 to January 2008, ILOG S.A. from December 2002 until April 2006, and Aspect Communications from January 2004 until its merger with Concerto Software in September 2005. Mr. Weatherford holds a Bachelor of Business Administration from the University of Houston. Mr. Weatherford is located in the United States. Mr. Weatherford's qualifications to serve on our board of directors include his accounting and finance expertise, experience in the semiconductor and technology industries, and service on the boards of directors of several companies.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE FIVE NOMINEES FOR DIRECTOR LISTED ABOVE.

Outside Directors Continuing to Serve Until 2013 Annual General Meeting

        Amal M. Johnson has served as a member of our board of directors since October 2006. Ms. Johnson is currently the Chairman of MarketTools, Inc., a software and services company, which she joined in March 2005 as CEO. Prior to joining MarketTools, Inc., Ms. Johnson was a general partner at Lightspeed Venture Partners, focusing on enterprise software and infrastructure, from March 1999 to March 2004. Previously, Ms. Johnson was president of Baan Supply Chain Solutions, an enterprise resource planning software company, from January 1998 to December 1998, president of Baan Affiliates from January 1997 to December 1997, and president of Baan Americas from October 1994 to December 1996. Prior to that, Ms. Johnson served as president of ASK Manufacturing Systems, a material requirements planning software company, from August 1993 to July 1994 and held executive positions at IBM from 1977 to June 1993. Ms. Johnson also serves on the board of directors of Intuitive Surgical, a medical device company, and MarketTools, Inc., a private company. Ms. Johnson holds a Bachelor of Arts in Mathematics from Montclair State University and did her graduate work in Computer Science at Stevens Institute of Technology. Ms. Johnson is located in the United States. Ms. Johnson's qualifications to serve on our board of directors include her executive and board member experience in the software and technology industries.

        Thomas Riordan has served as a member of our board of directors since November 2005. Mr. Riordan previously served as a member of our board of directors from February 2003 to February 2005. Mr. Riordan is currently the chief executive officer emeritus of Exclara, Inc., a fabless semiconductor company, which he joined in August 2006. Most recently, Mr. Riordan was an Entrepreneur-in-Residence at Bessemer Venture Partners. Prior to Bessemer Venture Partners, from August 2000 to December 2004, Mr. Riordan was vice president of the microprocessor division of PMC-Sierra, Inc., a semiconductor company. From August 1991 to August 2000, Mr. Riordan was chief executive officer, president and a member of the board of directors of Quantum Effect Devices, Inc., a semiconductor design company that Mr. Riordan co-founded. From February 1985 to June 1991, Mr. Riordan served in various design and managerial roles, most recently as director of research and development at MIPS Computer Systems, Inc., a semiconductor design company. From March 1983 to January 1985, Mr. Riordan served as a design engineer at Weitek Corporation, a semiconductor company. From October 1979 to February 1983, Mr. Riordan was a design engineer at Intel Corporation. Mr. Riordan holds Bachelor of Science and Master of Science degrees in Electrical Engineering as well as a Bachelor of Arts degree in Government from the University of Central Florida and has done post-graduate work in Electrical Engineering at Stanford University. Mr. Riordan also serves on the boards of directors of PLX Technology, Inc., a semiconductor company, and several private companies. Mr. Riordan is located in the United States. Mr. Riordan's qualifications to serve on our board of directors include his extensive executive, management and board member experience in the semiconductor and technology industries.

 PROPOSAL TWO—APPROVAL OF SALARY INCREASE, CONTRIBUTIONS
TO SEVERANCE, PENSION AND EDUCATION FUNDS AND CASH
BONUS PREVIOUSLY PAID TO EYAL WALDMAN

        Under Israeli law, the terms of service of the members of the board of directors of a public company require the approval of the shareholders following the approval of the audit committee and the board of directors. In recognition of Mr. Waldman's significant contribution to the company as its chief executive officer, president and chairman of the board of directors, each of our audit committee and our board of directors, upon the recommendation of our compensation committee, has approved (i) an increase in the annual base salary of Mr. Waldman from $375,000 to $410,000 effective April 1, 2011, (ii) contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of Mr. Waldman's base salary from time to time and (iii) the cash bonus previously paid to Mr. Waldman in the amount of $157,500 for services rendered for the fiscal year ended December 31, 2010, pursuant to the company's annual discretionary cash bonus compensation program. The contributions to Israeli severance, pension and education funds described under clause (ii) above are generally made for all Israeli employees, as described in the "Compensation Discussion and Analysis" section below.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL OF THE AUDIT COMMITTEE, RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN EYAL WALDMAN'S ANNUAL BASE SALARY, CONTRIBUTIONS TO SEVERANCE, PENSION AND EDUCATION FUNDS AND THE BONUS PREVIOUSLY PAID FOR THE YEAR ENDED DECEMBER 31, 2010 AS DESCRIBED IN THIS PROPOSAL TWO.

 PROPOSAL THREE—APPROVAL OF THE GRANT OF RESTRICTED
STOCK UNITS TO EYAL WALDMAN

        Under Israeli law, the terms of service of the board of directors of a public company require shareholder approval following the approval of the audit committee and the board of directors. Following the approval of our audit committee, our board of directors has approved the grant of 50,000 restricted stock units to Eyal Waldman under the terms described below in recognition of his significant contribution to the company as its chief executive officer, president and chairman of the board of directors. We are now seeking shareholder approval of the grant of these restricted stock units, as required pursuant to Israeli law.

        The restricted stock units shall vest at the rate of 12/48th of the original number of ordinary shares on May 1, 2012, and thereafter at the rate of 3/48th of the original number of shares on the first day of each quarterly period of August, November, February and May commencing August 1, 2012, with the last 3/48th of the original number of shares vesting on May 1, 2015, so long as Mr. Waldman continues to provide services to the company.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL OF THE AUDIT COMMITTEE, RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE GRANT OF RESTRICTED STOCK UNITS TO EYAL WALDMAN, AS DESCRIBED IN THIS PROPOSAL THREE.

PROPOSAL FOUR—ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY VOTE")

Background

        The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

Summary

        We are asking our shareholders to provide advisory approval of the compensation of our named executive officers, as defined in the "Compensation Discussion and Analysis" section below, as such compensation is described in such section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement. Our compensation program for our named executive officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders. The following is a summary of the primary components of our named executive officer compensation. We urge our shareholders to review the Compensation Discussion and Analysis section of this proxy statement and executive-related compensation tables for more information.

        One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. In 2010, the base salaries of our named executive officers fell near the 50th percentile, in the case of named executive officers in the United States, and between the 50th and 75th percentile, in the case of named executive officers in Israel, of the companies that participated in salary surveys using our Peer Group Companies, as defined in the "Compensation Discussion and Analysis" section below. Generally, the base salary established for an individual named executive officer reflects many inputs, including our CEO's assessment of the named executive officer's performance, the level of responsibility of the named executive officer, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at our Peer Group Companies.

        Another component of our compensation program is annual cash bonuses. We structure our annual discretionary cash bonus award program to reward named executive officers for our company's successful performance, measured on the basis of our operating income (determined on a GAAP basis), and for each individual's contribution to that performance. Consistent with our approach of placing a greater emphasis on equity compensation, our compensation committee awarded bonuses under the company's annual discretionary cash bonus compensation program in February 2011 for services performed in the year ended December 31, 2010 that ranged from 20% to 22% of each named executive officer's, other than our chief executive officer's, base salary paid during 2010.

        The third component of our compensation program is equity awards. We grant stock options and restricted stock units to our named executive officers in order to align their interests with the interests of our shareholders by tying the value delivered to our named executive officers to the value of our ordinary shares. We also believe that stock option and restricted stock unit grants to our named executive officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the company's performance and rewarding executives for creating shareholder value over the long-term.

Board of Directors' Recommendation

        The say-on-pay vote is advisory, and therefore not binding on the company, the compensation committee or our board of directors. Our board of directors believes that the information provided above and within the Compensation Discussion and Analysis and compensation tables included in this proxy statement demonstrates that our named executive officer compensation is designed to provide incentives and rewards for both our short-term and long-term performance, and is structured to motivate the company's named executive officers to meet our strategic objectives, thereby maximizing total return to shareholders.

        The following resolution will be submitted for a shareholder vote at the annual general meeting:

    "RESOLVED, that the shareholders of Mellanox approve, on an advisory basis, the compensation of Mellanox's named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this proxy statement."

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT, AS DESCRIBED IN THIS PROPOSAL FOUR.

 PROPOSAL FIVE—ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ("FREQUENCY VOTE")

Background

        The Dodd-Frank Act also enables our shareholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. We are seeking an advisory, non-binding determination from our shareholders as to the frequency with which shareholders would have an opportunity to provide an advisory approval of our named executive officers' compensation. We are providing shareholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our shareholders select a frequency of three years.

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  A triennial approach provides regular input by shareholders, while allowing shareholders to better judge our compensation programs in relation to our long-term performance. This benefits our institutional and other shareholders, who have historically held on to our stock over the long-term.

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  A triennial vote will provide our compensation committee and our board of directors sufficient time to thoughtfully evaluate the results of the most recent advisory vote on named executive officers' compensation, discuss the implications of the vote with our shareholders and develop and implement any changes to our named executive officers' compensation that may be appropriate in light of the vote. A triennial vote will also allow for these changes to our named executive officers' compensation to be in place long enough for shareholders to see and evaluate the effectiveness of these changes.

  •
  The composition and level of compensation paid to executives in the market evolves over multiple years. A triennial approach will allow us to review evolving practices in the market to ensure our compensation programs reflect best practices.

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  We have in the past been, and will in the future continue to be, engaged with our shareholders on a number of topics and in a number of forums. Thus, we view the advisory vote on named executive officers' compensation as an additional, but not exclusive, opportunity for our shareholders to communicate with us regarding their views on our named executive officers' compensation.

Board of Directors' Recommendation

        The frequency vote is advisory, and therefore not binding on the company, the compensation committee or our board of directors. Shareholders are not being asked to approve or disapprove of the board of directors' recommendation, but rather to indicate their own choice as among the frequency options.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY "THREE YEARS" AS THE FREQUENCY FOR AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DESCRIBED IN THIS PROPOSAL FIVE.

 PROPOSAL SIX—APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF
ASSOCIATION TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT DIRECTORS UP TO
THE MAXIMUM AUTHORIZED NUMBER

        We propose that the shareholders approve an amendment to the company's amended and restated articles of association that would authorize our board of directors to appoint additional directors, up to the maximum number of directors permitted under the articles of association, to hold office until the next annual general meeting of shareholders following such appointment. Without this amendment, the board of directors may appoint directors to fill recently vacated seats, but may not appoint directors to previously unfilled seats.

        We propose that the following language be added as Article 41(b) of the articles of association to permit the board of directors to appoint additional directors up to the maximum authorized number:

    "41(b). As long as the number of directors is less than the maximum number of directors permitted under Article 38, the continuing directors may appoint additional directors, up to the maximum number permitted under Article 38, to hold office until the next Annual General Meeting following such appointment by the continuing directors."

        The full text of the proposed amended and restated articles of association of the company, as proposed to be amended by this Proposal Six and by Proposal Seven, is attached as Exhibit A to this proxy statement.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT DIRECTORS AS DESCRIBED IN THIS PROPOSAL SIX.

 PROPOSAL SEVEN—APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF
ASSOCIATION TO REPLACE PROVISIONS RELATED TO DIRECTOR AND
OFFICER INDEMNIFICATION

        Pursuant to the Companies Law and the Israeli Securities Law, as recently amended (such amendment shall be referred to as the "Administrative Enforcement Law"), we are allowed to insure our directors and officers, or office holders, against the following liabilities incurred for acts performed as an office holder:

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  a breach of duty of loyalty to the company, to the extent that the office holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

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  a breach of duty of care to the company or to a third party;

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  a financial liability imposed on or incurred by the office holder in favor of a third party; and

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  (i) expenses, including reasonable litigation expenses and legal fees, incurred by the office holder as a result of a proceeding instituted against such office holder in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Israeli Securities Law ("Imposing Financial Sanction by the Israeli Securities Authority") or (B) administrative infringements pursuant to the provisions of Chapter H'4 under the Israeli Securities Law ("Imposing Administrative Enforcement Measures by the Administrative Enforcement Committee") or (C) infringements pursuant to the provisions of Chapter I'1 under the Israeli Securities Law ("Arrangement for Refraining from taking Proceedings or Cessation of Proceedings, subject to Conditions") and (ii) payments made to the injured parties of such infringement under Section 52ND(a)(1)(a) of the Israeli Securities Law ("Payment to Injured Party").

We cannot, however, indemnify, exculpate or insure our office holders against any of the following:

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  a breach of duty of loyalty, except, with respect to indemnification and insurance, to the extent that the office holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

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  a breach of duty of care committed intentionally or recklessly, excluding a breach arising out of the negligent conduct of the office holder;

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  an act or omission committed with intent to derive illegal personal benefit; and

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  a fine, civil fine, financial sanction or levied against the office holder.

In addition, we cannot indemnify or insure our office holders for a proceeding instituted against them pursuant to the provisions of Chapter H'3, H'4 and I'1 under the Israeli Securities Law.

        An Israeli company may not exculpate an office holder from liability for a breach of the duty of loyalty of the office holder. An Israeli company may exculpate an office holder in advance from liability to the company, in whole or in part, for a breach of duty of care, but only if a provision authorizing such exculpation is inserted in its articles of association. Our amended and restated articles of association include such a provision. An Israeli company may not exculpate a director for liability arising out of a prohibited dividend or distribution to shareholders.

        Pursuant to the Companies Law and the Israeli Securities Law, as amended by the Administrative Enforcement Law, we may indemnify an office holder in advance for financial obligations imposed on him or her in favor of another person by judgments, settlements or arbitrators' awards approved by a court that were rendered in connection with events that the board of directors deemed foreseeable based on the company's actual activities at the time of the approval by the board of the indemnification, provided that the indemnification is limited to an amount or criteria determined by the board of directors as reasonable under the circumstances and that the indemnification undertaking states the foreseeable activities and the amount or criteria. In addition, we may indemnify an office holder against the following liabilities incurred for acts performed as an office holder:

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  reasonable litigation expenses, including attorneys' fees, incurred by the office holder as a result of an investigation or proceeding instituted against him or her by an authority authorized to conduct such investigation or proceeding, provided that (i) no indictment was filed against such office holder as a result of such investigation or proceeding and (ii) either (A) no financial liability was imposed upon him or her as a substitute for the criminal proceeding as a result of such investigation or proceeding or (B) if the financial liability was imposed, it was imposed with respect to an offense that does not require proof of criminal intent;

  •
  reasonable litigation expenses, including attorneys' fees, incurred by the office holder or imposed by a court in proceedings instituted against him or her by the company, on its behalf or by a third party or in connection with criminal proceedings in which the office holder was acquitted or in which the office holder was convicted of an offense that does not require proof of criminal intent;

  •
  expenses, including reasonable litigation expenses and legal fees, incurred by the office holder as a result of a proceeding instituted against such office holder in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Israeli Securities Law ("Imposing Financial Sanction by the Israeli Securities Authority") or (B) administrative infringements pursuant to the provisions of Chapter H'4 under the Israeli Securities Law ("Imposing Administrative Enforcement Measures by the Administrative Enforcement Committee") or (C) infringements pursuant to the provisions of Chapter I'1 under the Israeli Securities Law ("Arrangement for Refraining from taking Proceedings or Cessation of Proceedings, subject to Conditions"); and

  •
  payments to an injured party of infringement under Section 52ND(a)(1)(a) of the Securities Law ("Payment to Injured Party").

        The indemnity, insurance and exemption provisions in our amended and restated articles of association currently do not reflect the provisions of the Administrative Enforcement Law.

        We propose amending the company's articles of association to delete the current indemnity, insurance and exemption provisions of Article 68 and to replace Article 68 with the following:

  "68. INDEMNITY, INSURANCE AND EXEMPTION

  (a)
  Exemption From Liability

    Subject to the provisions of the Companies Law, the Company may exempt an Office Holder in advance from all or part of such Office Holder's responsibility or liability for damages caused to the Company due to any breach of such Office Holder's duty of care towards the Company to the maximum extent permitted by law. Notwithstanding, the Company shall not exempt a director in advance from its responsibility or liability towards the Company due to a breach of such director's duty of care in distribution.

  (b)
  Indemnification

  (i)
  Subject to the provisions of the Companies Law and the Securities Law, the Company may indemnify an Office Holder to the fullest extent permitted by the Companies Law and the Securities Law, with respect to the following liabilities, expenses and payments, provided that such liabilities, expenses and payments were incurred by such Office Holder in such Office Holder's capacity as an Office Holder of the Company:

      (A)
      a financial obligation imposed on an Office Holder in favor of another person by a court judgment, including a compromise judgment or an arbitrator's award approved by a court of law;

      (B)
      reasonable litigation expenses, including legal fees, incurred by an Office Holder as a result of Criminal Inquiry or an investigation or proceeding instituted against such Office Holder by a competent authority, which inquiry or investigation or proceeding has ended without the filing of an indictment and without an imposition of financial liability in lieu of a criminal proceeding, or has ended in the imposition of a financial obligation in lieu of a criminal proceeding without the filing of an indictment for an offense that does not require proof of mens rea (the phrases "proceeding that has ended without the filing of an indictment" and "financial obligation in lieu of a criminal proceeding" shall have the meanings ascribed to such phrases in Section 260(a)(1a) of the Companies Law);

      (C)
      expenses, including reasonable litigation expenses and legal fees, incurred by an Office Holder as a result of a proceeding instituted against such Office Holder in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Securities Law or (B) administrative infringements pursuant to the provisions of Chapter H'4 under the Securities Law or (C) infringements pursuant to the provisions of Chapter I'1 under the Securities Law;

      (D)
      reasonable legal expenses, including attorney's fees, which the Office Holder incurred or with which the Office Holder was charged by a court of law, in a proceeding brought against the Office Holder, by the Company or on its behalf or by another person, or in a criminal prosecution in which the Office Holder was acquitted, or in a criminal prosecution in which the Office Holder was convicted of an offense that does not require proof of mens rea (criminal intent); and

      (E)
      payments to an injured party of infringement under Section 52ND(a)(1)(a) of the Securities Law.

    (ii)
    Subject to the provisions of the Companies Law and the Securities Law, the Company may undertake to indemnify an Office Holder in advance with respect to (i) financial obligations as specified in Article 68(B)(a)(i), provided, that the undertaking is limited to categories of events which, in the opinion of the Board of Directors can be foreseen, based on the Company's actual activities at the time the undertaking to indemnify is given, and in amounts set by the Board of Directors as reasonable, and (ii) expenses, fees and payments as specified in Sub-Sections 68(B)(a)(ii), (iii), (iv) and (v). Subject to the provisions of the Companies Law and the Securities Law, the Company may also undertake to indemnify an Office Holder retroactively for expenses, fees and payments as specified in Section 68(B).

  (c)
  Insurance

  (i)
  Subject to the provisions of the Companies Law and the Securities Law, the Company may enter into a contract to insure an Office Holder for all or part of the liability that may be imposed on such Office Holder in connection with an act performed by such Office Holder in such Office Holder's capacity as an Office Holder of the Company, with respect to each of the following:

  (A)
  breach of his duty of care to the Company or to another person;

      (B)
      breach of his duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that the action in question would not prejudice the interests of the Company; and

      (C)
      a financial obligation imposed on him in favor of another person.

    (ii)
    Subject to the provisions of the Companies Law and the Securities Law, the Company may also enter into a contract to insure an Office Holder for (i) expenses, including reasonable litigation expenses and legal fees, incurred by the Office Holder as a result of a proceeding instituted against such Office Holder in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Securities Law or (B) administrative infringements pursuant to the provisions of Chapter H'4 under the Securities Law or (C) infringements pursuant to the provisions of Chapter I'1 under the Securities Law and (ii) payments made to the injured parties of such infringement under Section 52ND(a)(1)(a) of the Securities Law.

  (d)
  (i)
  The Company shall not indemnify, exculpate or insure any Office Holder under any of the following circumstances:

  (A)
  a breach of duty of loyalty, except, with respect to indemnification and insurance, to the extent that the Office Holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the Company;

  (B)
  a breach of duty of care committed intentionally or recklessly, excluding a breach arising out of the negligent conduct of the office holder;

  (C)
  an act or omission committed with intent to derive illegal personal benefit; or

  (D)
  a fine, civil fine, financial sanction or levied against the Office Holder.

  (ii)
  The Company shall not indemnify or insure any Office Holder for a proceeding instituted against such Office Holder pursuant to the provisions of Chapter H'3, H'4 and I'1 under the Securities Law.

  (e)
  Any amendment to the Companies Law and the Securities Law adversely affecting the right of any Office Holder to be indemnified or insured pursuant to this Article 68 shall be prospective in effect, and shall not affect the Company's obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by the Companies Law and the Securities Law.

  (f)
  The provisions of this Article 68 are not intended, and shall not be interpreted so as to restrict the Company, in any manner, in respect of the procurement of insurance and/or indemnification and/or exculpation in favor of any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the company who is not an Office Holder."

        If shareholders approve this proposal, the company's amended and restated articles of association will be amended to permit the company to also indemnify and insure our directors and officers for any expenses they incur as a result of certain proceedings instituted against them according to the provisions of the Administrative Enforcement Law, and for payments made to injured persons under specific circumstances, as described in the Administrative Enforcement Law. If shareholders do not approve this proposal, the company's amended and restated articles of association will not be amended as described in this proposal, and the company will not be permitted to indemnify its directors and officers for such expenses and payments. However, regardless of whether this proposal is approved, the company will continue to be permitted to indemnify its directors and officers pursuant to the indemnification undertakings that the company has entered into with them.

        The full text of the proposed amended and restated articles of association of the company, as proposed to be amended by this Proposal Seven and by Proposal Six, is attached as Exhibit A to this proxy statement.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION TO REPLACE PROVISIONS RELATED TO DIRECTOR AND OFFICER INDEMNIFICATION AS DESCRIBED IN THIS PROPOSAL SEVEN.

PROPOSAL EIGHT—APPROVAL OF AMENDMENT TO INDEMNIFICATION UNDERTAKING

        The Companies Law and our articles of association authorize us to indemnify, exempt and insure our directors and officers, subject to certain conditions and limitations. We believe that it is in the company's best interest to provide indemnification to our officers and directors to enable us to attract and retain highly qualified individuals.

        Under the Companies Law, exculpation, indemnification and insurance of office holders must be approved by our audit committee and our board of directors and, in respect of our directors, by our shareholders.

        Pursuant to the company's current amended indemnification undertaking agreement with each of our directors and officers, as previously approved by shareholders, the company is obligated to indemnify our directors and officers who are, or who may become, parties to such agreement to the fullest extent permitted by law and to indemnify venture capital funds that are or were affiliated with or represented by such office holders party to such agreements. This indemnification is limited to an amount or criteria determined by the board of directors as reasonable under the circumstances, and, with respect to financial obligations incurred by the office holder as a result of judgments, settlements or arbitrators' awards approved by a court, indemnification in advance is also limited to events determined as foreseeable by our board of directors based on the company's activities.

        Pursuant to the Administrative Enforcement Law, we are not allowed to indemnify or insure our office holders for certain proceedings and for certain financial sanctions resulting from such proceedings. However, the Administrative Enforcement Law allows us to indemnify and insure our office holders with respect to the expenses incurred by them as a result of such proceedings and with respect to certain payments made to the injured parties of such infringements as described in the Administrative Enforcement Law.

        Pursuant to the proposed amendments to the indemnification undertaking agreement, our indemnification obligations will cover our directors' or officers' services as directors or officers of our subsidiaries, reflect the new requirements under the Administrative Enforcement Law and reflect our obligations to maintain directors and officers liability insurance, or D&O insurance, coverage. The full text of the indemnification undertaking agreement, as proposed to be amended by this Proposal Eight, is attached as Exhibit B to this proxy statement.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL OF THE AUDIT COMMITTEE, RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE CURRENT FORM OF INDEMNIFICATION UNDERTAKING AS DESCRIBED IN THIS PROPOSAL EIGHT.

 PROPOSAL NINE—RATIFICATION AND APPROVAL OF LIABILITY INSURANCE FOR THE
DIRECTORS AND OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

        Under Israeli law, the terms of service of the board of directors require shareholder approval following the approval of the audit committee and the board of directors. We have previously purchased directors and officers liability insurance, or D&O insurance, for the directors and officers of the company and its subsidiaries for the period commencing on February 7, 2011, and, with the approval of our audit committee and board of directors, we intend to renew this existing liability insurance or purchase other D&O insurance from one or more different insurers, subject to the terms set forth in this Proposal Nine, the term of which will end no later than the later of (i) the 2016 annual general meeting of shareholders and (ii) June 1, 2016. We are seeking the ratification and approval of our purchase of D&O insurance by our shareholders, as required pursuant to Israeli law.

        The ratification and approval of shareholders requested pursuant to this Proposal Nine is subject to the following terms: (a) the insurance policy or policies will provide for annual coverage of no more than $75 million in the aggregate, (b) the annual premiums for such policy or policies will not exceed $450,000 in the aggregate and (c) prior to purchasing liability insurance from one or more different insurers, our audit committee and board of directors will authorize the terms of the proposed policy or policies to comply with the terms provided in this Proposal Nine.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION AND APPROVAL OF LIABILITY INSURANCE FOR THE DIRECTORS AND OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES, AS DESCRIBED IN THIS PROPOSAL NINE.

 PROPOSAL TEN—APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM AND AUTHORIZATION OF AUDIT COMMITTEE DETERMINATION
OF REMUNERATION

        The audit committee of our board of directors has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2011.

        Shareholder approval of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 is required under the Companies Law. The audit committee of our board of directors believes that such appointment is appropriate and in the best interests of the company and its shareholders. Subject to the approval of this proposal, the audit committee will fix the remuneration of PricewaterhouseCoopers LLP in accordance with the volume and nature of their services to the company.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual general meeting of shareholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our shareholders.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011 AND THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE THEIR REMUNERATION IN ACCORDANCE WITH THE VOLUME AND NATURE OF THEIR SERVICES AS DESCRIBED IN THIS PROPOSAL TEN.

Audit and Non-Audit Services

        Subject to shareholder approval of the audit committee's authority to determine remuneration for their services, the audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. In addition to retaining PricewaterhouseCoopers LLP to audit our consolidated financial statements for the fiscal year ending 2010, the audit committee retained PricewaterhouseCoopers LLP to provide other non-audit and advisory services in 2010. The audit committee has reviewed all non-audit services provided by PricewaterhouseCoopers LLP in 2010, and has concluded that the provision of such non-audit services was compatible with maintaining PricewaterhouseCoopers LLP's independence and that such independence has not been impaired.

        The aggregate fees billed by PricewaterhouseCoopers LLP for audit and non-audit services in 2010 and 2009 were as follows:

	Fiscal Year Ended December 31,
Service Category	2010	2009
Audit Fees	$637,901	$708,000
Audit-Related Fees	115,000	168,414
Tax Fees	50,000	116,518
All Other Fees	—	—

Total	$802,901	$992,932

        In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees for professional services for the audit and review of our annual consolidated financial statements, as well as fees for issuance of consents and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements except those not required by statute or regulation; "audit-related fees" are fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements, including attestation services that are not required by statute or regulation, due diligence and any services related to acquisitions; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories.

 REPORT OF THE AUDIT COMMITTEE(1)

(1)
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The audit committee, which currently consists of Messrs. Federman, Riordan and Weatherford and Ms. Johnson, evaluates audit performance, manages relations with our independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls. The board of directors adopted a written charter for the audit committee in December 2000 and most recently amended it in April 2008, which charter details the responsibilities of the audit committee. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

        The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The audit committee oversees the company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and reporting process, including the company's systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2010. This review included a discussion of the quality and the acceptability of the company's financial reporting and controls, including the clarity of disclosures in the financial statements.

        The audit committee also reviewed with the company's independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the company's audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of the company's financial reporting and such other matters required to be discussed with the audit committee under generally accepted auditing standards in the United States including Statement on Auditing Standards No. 114.

        The audit committee has received the written disclosures and the letter from the company's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

        The audit committee further discussed with the company's independent registered public accounting firm the overall scope and plans for its audits. The audit committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm's examinations and evaluations of the company's internal controls, and the overall quality of the company's financial reporting.

        The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the SEC require all issuers to obtain pre-approval from their respective audit committees in order for their independent registered public accounting firms to provide professional services without impairing independence. As such, the audit committee has a policy and has established procedures by which it pre-approves all audit and other permitted professional services to be provided by the company's independent registered public accounting firm. From time to time, the company may desire additional permitted professional services for which specific pre-approval is obtained from the audit committee before provision of such services commences. The audit committee has considered and determined that the provision of the services other than audit services referenced above is compatible with maintenance of the auditors' independence.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" be included in the Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 7, 2011.

        The foregoing report is provided by the undersigned members of the audit committee.

Thomas Weatherford, Chairman Irwin Federman Amal M. Johnson Thomas J. Riordan

 REPORT OF THE COMPENSATION COMMITTEE(2)

(2)
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        Our compensation committee reviews and recommends our programs, policies and practices relating to the compensation and benefits of our officers and employees. Our compensation committee, in consultation with our chief executive officer, or our CEO, and our board of directors and our audit committee with respect to our CEO's compensation, decides how much cash compensation should be part of each of our officer's total compensation by benchmarking to a peer group of companies, which we refer to as our Peer Group Companies, and considers the relative importance of short-term incentives. In addition, our compensation committee, in consultation with our CEO, makes recommendations to our board of directors regarding equity-based compensation to align the interests of our management with shareholders, considering each named executive officer's equity holdings. Our compensation committee also manages the granting of options to purchase our ordinary shares and other awards under our Global Share Incentive Plan (2006). Our compensation committee will review and evaluate, at least annually, our incentive compensation plans. All members of our compensation committee are independent under the applicable rules and regulations of the SEC, the NASDAQ Stock Market and the U.S. Internal Revenue Service.

        Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis, or CD&A, for the year ended December 31, 2010 with management. In reliance on the reviews and discussion referred to above, our compensation committee recommended to our board of directors, and our board of directors has approved, that the CD&A be included in the proxy statement for the year ended December 31, 2010 for filing with the SEC.

        The foregoing report is provided by the undersigned members of our compensation committee.

Thomas J. Riordan, Chairman Glenda Dorchak Irwin Federman Amal M. Johnson

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

        We invest our resources to grow our business in a manner that we believe will increase shareholder value. To further this objective, our compensation committee oversees our compensation program to support and reward the achievement of our financial goals and to promote the attainment of other key business objectives. In order to conduct our business effectively, we must attract, motivate and retain highly qualified executive officers. Our compensation program is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders.

        Our named executive officers for 2010 were Eyal Waldman, chairman of our board of directors, CEO and president; Michael Gray, chief financial officer; Marc Sultzbaugh, vice president of worldwide sales; Michael Kagan, chief technology officer and vice president of architecture; and Shai Cohen, vice president of operations and engineering.

        Our executive compensation program has three primary components: (i) base compensation or salary, (ii) annual cash bonuses and (iii) equity awards, including stock option grants and awards of restricted stock units. Our program is designed to provide incentives and rewards for both our short-term and long-term performance, and is structured to motivate the company's named executive officers to meet our strategic objectives, thereby maximizing total return to shareholders. In addition, we provide our named executive officers with benefits that we also generally make available to all salaried employees in the geographic location where they are based. In Israel, we make contributions on behalf of most of our employees, including our named executive officers, to an education fund and also to a fund known as Managers' Insurance, which provides a combination of retirement plan, insurance and severance pay benefits to Israeli employees, and permit employees to participate in the company's automobile leasing program, under which we pay for gas, maintenance, insurance and the cost of normal wear and tear of the vehicle over the life of the lease. For employees based in the United States, we make matching 401(k) plan contributions in an amount up to 4% of base salary for all employees, including our U.S.-based named executive officers.

        Our executive compensation program is administered by our compensation committee, which is comprised of four independent members of, and reports to, our board of directors. Operating under its charter, our compensation committee reviews, in consultation with management and the board of directors, and evaluates the compensation plans, policies and programs of the company. In addition, our compensation committee reviews and recommends to our audit committee and board of directors the approval of our CEO's compensation (including base salary, cash bonuses and equity awards, including stock option grants and awards of restricted stock units). Our compensation committee also annually evaluates and approves certain elements of our other named executive officers' compensation. These annual evaluations include: (i) consideration of the current levels and components of compensation paid to our named executive officers, (ii) consideration of the mix of cash incentives and long-term equity awards and (iii) a review of compensation paid by our Peer Group Companies conducted by our compensation committee (and our board of directors and audit committee, with respect to our CEO's compensation), as described below, to executives in positions comparable to those held by our named executive officers.

        In making compensation decisions, our compensation committee and board of directors reference third-party surveys that provide compensation data. These compensation surveys allow our compensation committee and board of directors to be better informed in determining the key elements of our compensation program. In reviewing base salaries of our named executive officers, our compensation committee reviewed 2008 salary surveys prepared by Radford Surveys + Consulting, an Aon Consulting Company, or Radford, for named executive officers in the United States and Tali Atzmon for named executive officers in Israel. To determine competitive bonus levels for services provided in 2010, our compensation committee and board of directors utilized data from the 2008 Radford Executive Survey—U.S., an independent third-party national compensation survey covering more than 1,100 high-tech companies in the United States, and the Radford International Survey—Israel, an independent third-party survey of compensation practices by high-tech companies in Israel, which, together, we refer to as the Radford Surveys. The industry data from the Radford Surveys consists of salaries and other compensation paid by companies to executives in positions comparable to those held by our named executive officers. Specifically, we reviewed data on named executive officer positions in the United States from the Radford Executive Survey—U.S. and for positions in Israel from the Radford International Survey—Israel.

        In reviewing the data from the Radford Surveys, we focused on compensation data for the 25th, 50th and 75th percentiles of our Peer Group Companies, which participate in the Radford Surveys and are similar to us with respect to industry sector, revenue, market capitalization and headcount or operate in industry sectors in which we typically compete for senior management talent. For 2010, our Peer Group Companies in the 2008 Radford Executive Survey—U.S. consisted of the following companies:

• 3PAR, Inc.	• Microtune, Inc.
• Actel Corp.	• Mindspeed Technologies, Inc.
• BigBand Networks, Inc.	• Monolithic Power Systems, Inc.
• California Micro Devices Corp.	• NetLogic Microsystems, Inc.
• Cirrus Logic, Inc.	• NetScout Systems, Inc.
• Cray, Inc.	• Occam Networks, Inc.
• Digi International, Inc.	• Pericom Semiconductor Corp.
• EMCORE Corp.	• PLX Technology, Inc.
• Endwave Corp.	• Rambus, Inc.
• Entropic Communications, Inc.	• ShoreTel, Inc.
• Exar Corp.	• Tessera Technologies, Inc.
• Ikanos Communications, Inc.	• ZiLOG, Inc.
• Ixia

        For 2010, our Peer Group Companies within the 2008 Radford International Survey—Israel as provided by Tali Atzmon consisted of the following:

• Applied Materials, Inc.	• Marvell Technology Group Ltd.
• BMC Software, Inc.	• Polycom, Inc.
• Broadcom Corporation	• Qualcomm Incorporated
• Cadence Design Systems, Inc.	• Sandisk Corporation
• Conexant Systems, Inc.	• Tessera Technologies, Inc.
• Dune Networks	• Websense, Inc.
• KLA-Tencor Corporation	• Wintegra
• Kulicke And Soffa Industries, Inc.	• Zoran Corporation

        We did not engage a compensation consultant during 2010 because our compensation committee determined that it had received sufficient information from the compensation consultant and surveys used in 2008 to make compensation decisions in fiscal year 2010.

        Throughout the fiscal year, our CEO provides our compensation committee with his assessment of the performance levels of the company and our named executive officers (other than himself) and his recommendations with respect to compensation of our named executive officers (other than himself). Our compensation committee believes it is important to consider and evaluate our CEO's input on matters concerning compensation of other named executive officers. The compensation committee believes that our CEO's input regarding our other named executive officers' individual performances, as well as the expected contributions and future potential of each of them, is useful because each other named executive officer reports directly to our CEO, and our CEO interacts with our other named executive officers on an ongoing basis throughout the year.

        While our compensation committee considers our CEO's recommendations, our compensation committee is responsible for setting the base salary and annual cash bonus for our executive officers, other than our CEO whose base salary and annual cash bonus is recommended by the compensation committee to the audit committee and board of directors for approval. Our compensation committee also recommends to the Board of Directors, and with respect to our CEO, the audit committee, for final approval the equity awards, including stock option grants and awards of restricted stock units made to our executive officers. In addition, under Israeli law, our CEO's compensation is subject to approval by the company's shareholders at each annual general meeting.

Compensation Philosophy and Objectives

        Our compensation philosophy includes compensating our executives at levels that are competitive with our Peer Group Companies in order to attract and retain talented executives and to provide equity incentives that align the interests of our executives with the interests of our shareholders.

        Since our initial public offering, we have paid base salaries to our named executive officers that were less than base salaries paid to executive officers of our Peer Group Companies because we believed that the lower base salaries we paid were partially offset by the potential value of stock option grants awarded to our named executive officers and, to a lesser extent, by annual cash bonus awards earned by our named executive officers.

        As we have grown and matured as a public company, our compensation objectives continue to evolve. Base salaries for our named executive officers were increased in 2010 so that they would approximate the 50th percentile for named executive officers in the United States and between the 50th and 75th percentile for named executive officers in Israel, in each case, as compared to the Peer Group Companies in 2008. Bonus awards for 2010 were set in reference to the 25th percentile of our Peer Group Companies in 2008. In addition to base salary and cash bonuses, we continue to believe that the opportunity to share in the creation of shareholder value through equity compensation is critical for retaining our executive officer talent and for providing appropriate incentives to drive our company's performance and to ensure that we maximize long-term shareholder value.

        Historically, we have sought to align the interests of our executives and other employees with the interests of our shareholders by granting our executives and other employees stock options, which will not have any value unless our share price increases. In January 2010, our compensation committee granted our named executive officers restricted stock units that have value regardless of whether our share price increases or decreases from the date we make any such awards. Our compensation committee believes that restricted stock units can provide value certainty in a turbulent economic environment while continuing to align the interests of our executives and other employees with the interests of our shareholders. Our compensation committee expects to continue to consider awarding stock options and/or restricted stock units when it determines such awards may be necessary as an incentive to motivate and retain our executives and other employees and/or may provide a better alignment of the interests of our executives and other employees with those of our shareholders.

        In order to provide our named executive officers security so that they can remain focused on our business in the event of a potential change in control, we have entered into executive severance benefits agreements with each of our named executive officers that provide for certain payments and other severance benefits in the event their service is terminated following a change in control of our company. We believe that these executive severance benefits agreements help attract and retain talented executives by ensuring their efforts remain focused on our shareholders' long term interests rather than the individual executive's short term employment-related interests.

        We believe that the cash compensation (including base salary and annual cash bonus awards) and equity award grants we provide, along with the security provided by restricted stock units and executive severance benefits agreements, created a competitive total compensation package for our named executive officers in light of the economic climate in 2010 and based on the data of compensation packages provided by our Peer Group Companies in 2008.

Base Salary

        We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. In 2010, the base salaries of our named executive officers fell near the 50th percentile, in the case of named executive officers in the United States, and between the 50th and 75th percentile, in the case of named executive officers in Israel, of the companies that participated in salary surveys using our Peer Group Companies prepared by Radford for named executive officers in the United States and Tali Atzmon for named executive officers in Israel. Generally, the base salary established for an individual named executive officer reflects many inputs, including our CEO's assessment of the named executive officer's performance, the level of responsibility of the named executive officer, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at our Peer Group Companies.

        Our CEO's base salary is the highest base salary at the company because he has the central management role, which is consistent with our review of CEO salaries in the salary surveys referenced above. Our Chief Financial Officer's base salary is higher than that of other named executive officers because of the importance of retaining consistency and quality financial expertise as a public company, which is also consistent with our review of chief financial officer salaries in the salary surveys referenced above. The base salaries of other named executive officers are determined based on their overall duties and responsibilities within the company, their experience and qualifications and the base salaries paid by the companies participating in the salary surveys for similar roles.

        In late 2009, our CEO completed his focal review of each of our named executive officers and recommended base salary increases for each for 2010 to our compensation committee. Our compensation committee determined that the increases in base salary were appropriate in light of significant contributions to our company in 2009, including both revenue growth and positive earnings during the extraordinarily difficult economic climate of 2009. Our compensation committee then approved the base salaries for 2010 based on our CEO's recommendations for each of the named executive officers other than himself. Our compensation committee's determination was based largely on the average salaries in the 50th percentile in the United States and between the 50th and 75th percentiles in Israel, in each case, as compared to the companies that participate in the salary surveys referenced above for positions similar to the positions held by each of our named executive officers. Based on the salary surveys, our compensation committee provided an average salary increase of 8% for employees located in the United States and 12% for employees located in Israel. With input from our CEO (except with respect to himself), our compensation committee determined the base salary increase amount for each individual named executive officer's base salary following the process described above. Mr. Gray's base salary was increased 6.5% to $245,000; Mr. Kagan's base salary was increased 6.4% to $182,599; Mr. Sultzbaugh's base salary was increased 9.1% to $240,000; and Mr. Cohen's base salary was increased 13.5% to $198,193. The base salaries reported for Messrs. Kagan and Cohen are converted from New Israeli Shekels to U.S. dollars using the 2010 average exchange rate of 3.73 Shekels to 1 U.S. dollar.

        Upon recommendation of our compensation committee, and following the approval of our audit committee and our board of directors, our shareholders approved increasing our Chief Executive Officer's base salary to $375,000, an increase of 15% over our Chief Executive Officer's 2009 base salary. Our compensation committee, audit committee and board of directors determined the increase in base salary was appropriate in light of our Chief Executive Officers significant contributions to our company in 2009, including both revenue growth and positive earnings during the extraordinarily difficult economic climate of 2009.

Annual Discretionary Cash Bonus Program

        We structure our annual discretionary cash bonus award program to reward named executive officers for our company's successful performance, measured on the basis of our operating income (determined on a GAAP basis), and for each individual's contribution to that performance. We initiated our annual discretionary cash bonus program in 2005 and since then, other than with respect to our CEO, annual cash bonuses have not constituted a significant portion of our named executive officers' total compensation because we primarily rely on equity awards to provide incentives to our named executive officers. With respect to 2010, our board of directors, following the recommendation of the audit committee, has recommended that our CEO be awarded a significant bonus (relative to his base salary) in light of his significant leadership contributions to our company in 2010 associated with the company's financial performance in 2010.

        Under our annual discretionary cash bonus award program, our employees in good performance standing, including our named executive officers, are eligible to receive an award from a bonus pool in an amount that is determined annually. The annual bonus pool amount is determined by our compensation committee based on its assessment of our achievement of our operating plan and company profitability. For 2010, the aggregate discretionary cash bonus pool was set at 10% of our fiscal year 2010 operating income, as measured on a GAAP basis. Based on consultation with our CEO, the compensation committee determined and approved the amount of each named executive officer's bonus award from this pool. The amount of the bonus award to each named executive officer is not tied to individual performance objectives. No specific performance targets for our named executive officers were established in connection with the determination of the aggregate amount of the bonus pool for the year ended December 31, 2010, or the portion of the pool allocated to our named executive officers.

        Our compensation committee then determined the allocation of the bonus pool based, in part, on information gathered from the 2008 Radford Executive Survey—U.S. (no data was available from the Radford International Survey—Israel) which indicated that the 25th percentile of our Peer Group provide target annual bonus opportunities in 2008 ranging from 30% to 45% of base salaries for the named executive officer positions. Consistent with our approach of placing a greater emphasis on equity compensation, our compensation committee awarded bonuses under the company's annual discretionary cash bonus compensation program in February 2011 for services performed in the year ended December 31, 2010 that ranged from 20% to 22% of each named executive officer's, other than our chief executive officer's, base salary paid during 2010. Specifically, Mr. Gray was awarded $49,500, which represents 21% of his base salary; Mr. Kagan was awarded $36,900, which represents 20% of his base salary; Mr. Sultzbaugh was awarded $49,500, which represents 21% of his base salary; and Mr. Cohen was awarded $43,200, which represents 22% of his base salary. Payments under the annual discretionary cash bonus program were contingent upon continued employment through the actual date of payment, which was January 31, 2011 in the United States and February 1, 2011 in Israel.

        Also, subject to shareholder approval at our 2011 annual general meeting of shareholders, upon the recommendation of our Compensation Committee and the approval of our audit committee, on January 25, 2011, our Board of Directors approved a cash bonus to our CEO, Eyal Waldman, in the amount of $157,500, which represents 43% of his base salary paid during 2010, for services performed in the year ended December 31, 2010 pursuant to the company's annual discretionary cash bonus compensation program. Because no annual bonus data was available from the 2008 Radford International Survey—Israel, this amount was determined by our compensation committee, audit committee and board of directors largely based on data from the 2008 Radford Executive

Survey—U.S., which indicates that the 25th percentile of our Peer Group Companies provide a target bonus opportunity of 75% of base salary for chief executive officers.

Policies with Respect to Equity Compensation Awards

        As described above, stock options and restricted stock units are the only types of equity award we currently grant to our named executive officers from our equity incentive plan. Restricted stock units may have some value regardless of whether our share price increases or decreases from the date we make any such awards.

        We grant stock options and restricted stock units to our named executive officers in order to align their interests with the interests of our shareholders by tying the value delivered to our named executive officers to the value of our ordinary shares. We also believe that stock option and restricted stock unit grants to our named executive officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the company's performance and rewarding executives for creating shareholder value over the long-term. Our compensation committee believes that granting stock options, restricted stock units and/or other equity awards on an annual basis to existing named executive officers and employees provides an important incentive to retain executives and employees and rewards them for short-term company performance while also creating long-term incentives to sustain that performance. We may also make grants of stock options and restricted stock units at the discretion of our board of directors and the compensation committee in connection with the hiring or promotion of new named executive officers.

        We grant stock options with exercise prices equal to the closing price of our ordinary shares on the date of the grant; therefore, the options only have value if our share price increases. Stock option grants to newly hired employees, including our named executive officers, generally vest over four years, with 25% of the shares subject to the grant vesting on the one-year anniversary of employment, and 1/48th of the shares vesting during each subsequent month of employment. Annual stock option grants made to existing employees, including named executive officers, generally vest over four years, with 25% of the shares subject to the grant vesting on the one-year anniversary of the grant date, and 1/48th of the shares vesting during each subsequent month of employment.

        Annual awards of restricted stock units made to existing employees in January 2010, including named executive officers, vest over four years at the rate of 13/48th of the shares on February 1, 2011, and thereafter at the rate of 3/48th of the original number of shares on the first day of each quarterly period of May, August, November and February commencing May 1, 2011, with the last 2/48th of the original number of shares vesting on January 1, 2014, so long as the restricted stock unit holder remains an officer or employee of the company. We set these vesting schedules in order to provide an incentive to our employees, including our named executive officers, to continue their employment with us over the long term and, with respect to the restricted stock units, generally to provide them the opportunity to sell their vested shares during a period following the public release of our prior quarter's fiscal operating results.

        Generally, we determine the size of each equity award to a named executive officer after reviewing long-term incentive compensation data from the compensation surveys and after considering the role of each named executive officer within our company, the criticality of their function within the organization and the named executive officer's current equity position from previous equity awards. Since long-term incentive compensation levels fluctuate from year to year (depending on each company's granting patterns, valuation assumptions, and stock price) and given the relatively low trading price of our ordinary shares, we generally review surveys using long-term incentive information from our Peer Group Companies under both a value approach, which is based on the fair value of long-term incentive awards, and a percentage of common shares outstanding approach, which compares the number of shares subject to each long-term incentive award to the number of shares outstanding for each company.

        In January 2010, our board of directors granted each of our named executive officers restricted stock units as follows: Mr. Waldman, 45,000; Mr. Gray, 12,000; Mr. Sultzbaugh, 12,000; Mr. Kagan, 11,000 and Mr. Cohen, 12,000. These restricted stock units vest in accordance with the schedule described above in this section "Policies with Respect to Equity Compensation Awards." The initial determinations with respect to the number of restricted stock units granted to each named executive officer and the vesting terms were made by our compensation committee in consultation with our CEO (except for his own grant). Our compensation committee and CEO reviewed the 2008 Radford Executive Surveys—U.S. and the 2008 Radford International Survey—Israel in the process of determining the size of restricted stock unit grants but did not target a particular percentile or engage in any benchmarking. Our compensation committee and our CEO (except with respect to his own grant) recommended the number of restricted stock units and the vesting terms to our board of directors.

        The company does not have any equity ownership guidelines that require any of our directors or executive officers to hold a stated number or fixed percentage of our ordinary shares.

Change of Control Severance Arrangements

        In November 2006, we entered into executive severance benefits agreements with each of our named executive officers, some of which were amended in 2008 to ensure compliance with, or exemption from, Section 409A of the U.S. Internal Revenue Code.

        Each of the executive severance benefit agreements to which we are a party provide that if the executive's employment with our company is terminated without cause or if the executive is constructively terminated (as these terms are defined in the agreements), in each case during the 12-month period following a change of control (as defined in the agreements) of our company, then the executive is entitled to receive the following payments and benefits:

  •
  Continuation of the named executive officer's salary for six months at a per annum rate of 120% of the executive's annual base salary in effect on the termination date.

  •
  In the case of a named executive officer who resides in the United States, if the named executive officer elects COBRA coverage under our group health plan, payment for the cost to continue COBRA coverage for the named executive officer and his eligible dependents for up to 12 months following the termination date.

  •
  Accelerated vesting and immediate exercisability of the named executive officer's outstanding and unvested stock awards as to 50% of the total number of unvested shares subject to such outstanding and unvested stock option awards.

        We determined the amount of these payments and benefits prior to our initial public offering by reference to the general practices of public companies in our industry at that time.

        The benefits payable under the severance agreements are in addition to payments or other benefits, if any, that any named executive officer who resides in Israel may be entitled to receive under applicable Israeli law. Israeli law generally requires severance pay equal to one month's salary for each year of employment upon the retirement, death or termination without cause (as defined in the Israeli Severance Pay Law) of an employee. To satisfy this requirement, we make contributions on behalf of most of our Israeli-based employees to a fund known as Managers' Insurance. This fund provides a combination of pension plan, insurance and severance pay benefits to the employee, giving the employee or his or her estate payments upon retirement or death and securing the severance pay, if legally entitled, upon termination of employment. Each full-time Israeli employee, including each of our Israeli-based named executive officers, is entitled to participate in the plan, and each employee who participates contributes an amount equal to 5% of his or her salary to the pension plan and we contribute between 13.33% and 15.83% of his or her salary (consisting of 5% to the pension plan, 8.33% for severance payments and up to 2.5% for disability insurance). In addition to the above, each full-time Israeli employee, including each of our Israeli-based named executive officers, is entitled to participate in an education fund plan, and each employee who participates contributes an amount equal to 2.5% of his or her salary to the education fund and we contribute 7.5% of his or her salary. The Company's contributions to the education fund are made up to the maximum amount recognized for tax purposes (approximately 15,800 NIS) and any amounts beyond the maximum amount recognized for tax purposes is paid to the employee directly through his or her salary.

        Within the context of our compensation philosophy, the compensation committee believes the terms of our executive severance agreements with our named executive officers will encourage their continued attention and dedication to their assigned duties through and following any change of control of our company. We believe that the terms of these agreements will further ensure that each of our named executive officers will continue to remain focused on the long-term objective of delivering shareholder value during and following a change of control event if they are assured that their long-term employment interests are reasonably provided for with a competitive market severance arrangement. We believe that these executive severance agreements thus help ensure the best interests of our shareholders.

        The potential payments under the executive severance benefits agreements as of December 31, 2010 are set forth below under the heading "Potential Payments Following a Change in Control."

Perquisites

        Historically, from time to time, our compensation committee and board of directors have provided certain of our named executive officers with perquisites that we believe are reasonable. We do not view perquisites as a significant element of our comprehensive compensation structure, but do believe they can be useful in attracting, motivating and retaining the below named executive officers. We believe that these additional benefits may assist our executive officers in performing their duties and provide time efficiencies for our executive officers in appropriate circumstances, particularly when we require frequent or lengthy travel, and we may consider providing additional perquisites in the future. In 2010, our named executive officers received the perquisites set forth in the table below, which our compensation committee determined were appropriate in order to facilitate the efforts of Mr. Waldman and Mr. Sultzbaugh on behalf of our company while at our California headquarters and the efforts of Mr. Gray on behalf of our company while conducting business from his home in Oregon.

Name	Perquisite
Eyal Waldman	Housing and housing-related expense reimbursement Tax reimbursement related to perquisites provided
Michael Gray	Select travel reimbursement Housing-related expense reimbursement Tax reimbursement related to perquisites provided
Marc Sultzbaugh	Housing and housing-related expense reimbursement Car expense reimbursement Tax reimbursement related to perquisites provided Select travel reimbursement

        The table above does not include automobile-related expense reimbursement, insurance reimbursement, retirement fund contributions, severance fund contributions and education fund contributions, all of which are provided to all of our employees, including our named executive officers, who are based in Israel.

        In the future, we may provide additional perquisites to our named executive officers as an element of their overall compensation structure. We do not expect these perquisites to be a significant element of our compensation structure. All future practices regarding perquisites will be approved and subject to periodic review by our compensation committee and/or board of directors.

Tax Considerations

        Section 162(m) of the U.S. Internal Revenue Code, establishes a limitation on the deductibility of compensation payable in any particular tax year to our named executive officers. Section 162(m) generally provides that publicly-held companies cannot deduct compensation paid to certain named executive officers to the extent that such compensation exceeds $1 million per officer. Compensation that is "performance-based" compensation within the meaning of the U.S. Internal Revenue Code does not count toward the $1 million limit. While the compensation committee may consider Section 162(m) in making its compensation decisions, historically, the deductibility of compensation under Section 162(m) has not been a factor in the compensation committee's determination process. The compensation committee will monitor the level of compensation paid to the company's named executive officers and may act in response to the provisions of Section 162(m).

2010 Summary Compensation Table

        The following table summarizes the compensation awarded to, earned by, or paid to each named executive officer for the years ended December 31, 2010, 2009 and 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(i)		(j)
Eyal Waldman(8)	2010	363,451	157,500	899,550	—	149,485	(3)	1,569,986
President & Chief Executive Officer	2009	301,171	142,000	—	—	167,386		610,556
	2008	307,643	162,500	—	448,659	112,620		1,031,422
Michael Gray	2010	231,942	49,500	231,240	—	47,146	(4)	559,828
Chief Financial Officer	2009	213,058	40,000	—	—	30,863		283,921
	2008	225,794	47,000	—	98,745	5,110		376,649
Marc Sultzbaugh	2010	235,009	49,500	231,240	—	90,028	(5)	605,777
Vice President of Worldwide Sale	2009	204,460	40,000	—	—	105,780		350,240
	2008	215,463	47,000	—	138,586	39,601		440,650
Michael Kagan(8)	2010	186,736	36,900	211,970	—	43,120	(6)	478,726
CTO and Vice President of	2009	154,153	32,000	—	—	36,133		222,286
Architecture	2008	170,829	37,000	—	112,603	41,668		362,100
Shai Cohen(8)	2010	193,156	43,200	231,240	—	45,977	(7)	513,574
Vice President of Operations	2009	156,808	33,000	—	—	38,057		227,864
and Engineering	2008	180,737	37,000	—	95,280	43,806		356,823

(1)
Amounts shown in this column represent the aggregate incremental grant date fair value of restricted stock units granted during 2010, as calculated under FASB ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in Note 8 to our consolidated financial statements included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)
Amounts shown in this column for 2009 represent the aggregate incremental grant date fair value of options granted in exchange for surrendered options as part of our option exchange, as calculated under FASB ASC Topic 718. Amounts shown in this column for 2008 represent the aggregate grant date fair value of the award(s) granted during the applicable year, as calculated under FASB ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in Note 8 to our consolidated financial statements included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(3)
Includes $35,363 in tax related reimbursements, $37,286 in housing and housing-related expense reimbursements, $25,069 contributed to a severance fund, which is mandated by Israeli Law, $15,047 contributed to a retirement fund on behalf of Mr. Waldman, $22,571 contributed to an employee education fund on behalf of Mr. Waldman, $6,625 in automobile related expense reimbursements and $7,524 in insurance reimbursements.

(4)
Includes 401(k) plan matching contribution of $9,650, select travel reimbursements of $11,431, housing-related expense reimbursements of $17,146, tax related reimbursements of $8,381 and insurance benefits of $538.

(5)
Includes automobile related expense reimbursements of $8,992, housing and housing-related expense reimbursements of $22,488, 401(k) plan matching contribution of $9,400, select travel reimbursements of $14,119, tax related reimbursements of $34,687 and insurance benefits of $342.

(6)
Includes $14,885 contributed to a severance fund, which is mandated by Israeli Law, $8,935 contributed to a retirement fund on behalf of Mr. Kagan, $4,826 for automobile related expenses pursuant to the company's automobile leasing program, $13,402 contributed to an employee education fund on behalf of Mr. Kagan and $1,072 in insurance reimbursements.

(7)
Includes $16,090 contributed to a severance fund, which is mandated by Israeli Law, $9,658 contributed to a retirement fund on behalf of Mr. Cohen, $4,584 for automobile related expenses pursuant to the company's automobile leasing program, $14,487 contributed to an employee education fund on behalf of Mr. Cohen and $1,158 in insurance reimbursements.

(8)
Amounts reported for Messrs. Waldman, Kagan and Cohen in 2010 are converted from New Israeli Shekels to U.S. dollars using the 2010 average exchange rate of 3.73 Shekels to 1 U.S. dollar. Amounts reported for Messrs. Waldman, Kagan and Cohen in 2009 are converted from New Israeli Shekels to U.S. dollars using the 2009 average exchange rate of 3.91 Shekels to 1 U.S. dollar. Amounts reported for Messrs. Waldman, Kagan and Cohen in 2008 are converted from New Israeli Shekels to U.S. dollars using the 2008 average exchange rate of 3.56 Shekels to 1 U.S. dollar.

2010 Grants of Plan-Based Awards

        The table below sets forth information regarding grants of plan-based awards made to our named executive officers during the year ended December 31, 2010.

Name	Grant Date(2)	Date of Board or Compensation Committee Action	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
(a)	(b)		(i)	(l)
Eyal Waldman	1/5/2010	1/4/2010	45,000	899,550
Michael Gray	1/20/2010	1/20/2010	12,000	231,240
Marc Sultzbaugh	1/20/2010	1/20/2010	12,000	231,240
Michael Kagan	1/20/2010	1/20/2010	11,000	211,970
Shai Cohen	1/20/2010	1/20/2010	12,000	231,240

(1)
Represents the grant date fair value of restricted stock units granted in 2010 calculated in accordance with the provisions of FASB ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in Note 8 to our consolidated financial statements included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)
All restricted stock units vest with respect to 13/48th of the original number of ordinary shares subject thereto on February 1, 2011 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly period of May, August, November and February commencing on May 1, 2011, with the last 2/48th of the original number of shares vesting on January 1, 2014.

 2010 Outstanding Equity Awards At Fiscal Year-End Table

        The following table provides information on the stock options held by each of our named executive officer as of December 31, 2010.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested (#)
(a)		(b)	(c)	(e)	(f)
Eyal Waldman	10/26/2006	102,380	11,904	9.19	10/26/2016
	12/26/2008	22,500	67,500	8.23	12/26/2018
	4/22/2009	—	40,972	10.23	4/22/2019
						45,000	1,177,650
Michael Gray	12/1/2004	107,285	—	3.5	10/15/2014
	11/1/2005	10,000	—	6.65	12/8/2015
	10/26/2006	22,857	—	9.19	10/26/2016
	12/26/2008	4,952	14,856	8.23	12/26/2018
	4/22/2009	—	30,577	10.23	4/22/2019
						12,000	314,040
Marc Sultzbaugh	5/1/2000	11,714	—	1.3	2/28/2011
	6/1/2002	2,510	—	1.47	6/19/2012
	6/1/2003	3,428	—	2.63	12/28/2013
	11/1/2004	2,714	—	3.85	12/3/2014
	6/2/2005	4,000	—	5.08	6/2/2015
	11/1/2005	5,295	—	6.65	12/8/2015
	10/26/2006	5,857	—	9.19	10/26/2016
	12/26/2008	6,951	20,849	8.23	12/26/2018
	4/22/2009	—	117,354	10.23	4/22/2019
						12,000	314,040
Michael Kagan	5/1/2000	65,714	—	1.3	2/28/2011
	6/1/2002	28,571	—	1.47	6/19/2012
	11/1/2005	5,957	—	6.65	12/8/2015
	10/26/2006	90,476	23,809	9.19	10/26/2016
	12/26/2008	5,647	16,941	8.23	12/26/2018
	4/22/2009	—	24,793	10.23	4/22/2019
						11,000	287,870
Shai Cohen	5/1/2000	7,142	—	1.3	2/28/2011
	6/1/2002	30,000	—	1.47	6/19/2012
	6/1/2003	2,857	—	2.63	12/28/2013
	12/26/2008	4,779	14,334	8.23	12/26/2018
	4/22/2009	—	30,578	10.23	4/22/2019
						12,000	314,040

(1)
Options with a vesting commencement date of April 22, 2009 vest with respect to 1/3 of the ordinary shares subject thereto on the first anniversary of the date of grant and then in equal monthly installments over the next two years. All other options vest with respect to twenty-five percent (25%) of the shares subject thereto on the first anniversary of the vesting commencement date and with respect to 1/48th of the shares subject to the option on each monthly anniversary of the vesting commencement date thereafter.

(2)
Restricted stock units vest with respect to 13/48th of the original number of ordinary shares subject thereto on February 1, 2011 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly period of May, August, November and February commencing on May 1, 2011, with the last 2/48th of the original number of shares vesting on January 1, 2014.

 2010 Option Exercises and Shares Vested Table

        The following table summarizes share option exercises by our named executive officers in 2010.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)
(a)	(b)	(c)
Eyal Waldman	—	—
Michael Gray	66,000	1,392,520
Marc Sultzbaugh	20,366	457,043
Michael Kagan	90,956	1,974,960
Shai Cohen	7,142	135,127

(1)
The value realized upon exercise is the difference between the option exercise price and the market price of the underlying shares at exercise multiplied by the number of shares covered by the exercised option.

Pension Benefits

        None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

        None of our named executives participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Potential Payments Upon Termination or Change of Control

        The following table sets forth quantitative estimates of the benefits to be received by each of our named executive officers if his employment were terminated without cause or constructively terminated (as these terms are defined in the executive severance benefits agreements) on December 31, 2010, assuming that such termination occurred during the 12-month period following a change of control (as such term is defined in the executive severance benefits agreements) of our company.

Potential Payments Upon Termination or Change of Control

Name	Salary Continuation ($)	COBRA Coverage ($)	Israeli Severance Benefits ($)	Value of Accelerated Equity Awards ($)(1)	Total ($)
Eyal Waldman	225,000	6,206	347,915	1,137,601	1,716,722
Michael Gray	147,000	19,264	—	354,163	520,427
Marc Sultzbaugh	144,000	13,571	—	697,377	854,948
Michael Kagan	120,219	—	183,668	333,064	636,951
Shai Cohen	124,981	—	190,943	351,050	666,973

(1)
The value of accelerated equity awards represents the aggregate intrinsic value of each named executive officer's unvested options as of December 31, 2010. The intrinsic value with respect to each option is the positive difference, if any, between the aggregate exercise price of the option and the aggregate fair market value of the ordinary shares subject to the option as of December 31, 2010. The closing price of our ordinary shares on December 31, 2010 was $26.17 per share.

Equity Compensation Plan Information

        The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2010.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)
Equity compensation plans approved by security holders(1)	5,849,913	10.56	1,017,257
Equity compensation plans not approved by security holders	—	—	—

Total	5,849,913	10.56	1,017,257

(1)
Consists of 1999 United States Equity Incentive Plan, 1999 Israeli Share Option Plan, 2003 Israeli Share Option Plan, Global Share Incentive Plan (2006) and Global Share Incentive Assumption Plan (2010).

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table provides information relating to the beneficial ownership of our ordinary shares as of January 31, 2011, by:

  •
  each shareholder known by us to own beneficially more than 5% of our ordinary shares (based on information supplied in Schedules 13D and 13G filed with the SEC, as indicated);

  •
  each of our executive officers named in the summary compensation table on page 46 (our principal executive officer, our principal financial officer and our three other most highly compensated executive officers);

  •
  each of our directors and nominees for director; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options that are currently exercisable or exercisable within 60 days of January 31, 2011. Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them.

        Unless otherwise indicated below, the address for each beneficial owner listed is c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Chief Financial Officer.

	Beneficial Ownership
Name of Beneficial Owner	Shares Beneficially Owned	Options Exercisable within 60 Days	Percentage of Shares Outstanding(1)
5% Shareholders:
FMR LLC(2)	4,415,042	—	12.88%
Oracle Corporation(3)	3,437,800	—	10.03%
Executive Officers, Directors and Nominees for Director:
Eyal Waldman(4)	1,647,023	203,274	5.40%
Roni Ashuri	265,143	56,713	*
Dov Baharav	—	5,556	*
Shai Cohen	273,285	66,395	*
Glenda Dorchak	—	31,746	*
Irwin Federman	—	37,097	*
Michael Gray(5)	439	108,070	*
Amal M. Johnson	10,000	78,669	*
Michael Kagan	191,400	155,096	1.01%
Thomas J. Riordan	35,544	32,955	*
Marc Sultzbaugh	588	109,017	*
Thomas Weatherford	—	50,097	*
All executive officers and directors as a group (12 persons)	10,276,264	934,685	32.72%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding ordinary shares.

(1)
The applicable percentage ownership for members of our board of directors and named executive officers is based on 34,266,072 ordinary shares outstanding as of January 31, 2011, together with applicable options for such shareholder. The applicable percentage ownership for the beneficial owners listed in the table is based on the number of outstanding shares as of December 31, 2010, as indicated in the relevant 13G filings described in footnotes 2 and 3 below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Ordinary shares subject to the options currently exercisable, or exercisable within 60 days of January 31, 2011, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)
This information is based on Amendment No. 4 of the Schedule 13G/A filed with the SEC on February 14, 2011 by FMR LLC (FMR), Fidelity Management & Research Company (Fidelity), Fidelity Growth Company Fund (Fidelity Growth) and Edward C. Johnson 3d, pursuant to a joint filing agreement. Fidelity, a wholly-owned subsidiary of FMR and an investment adviser, is the beneficial owner of 4,415,042 ordinary shares as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Growth, amounted to 3,172,091 ordinary shares. Edward C. Johnson 3d and FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 4,415,042 ordinary shares owned by FMR funds. Members of the family of Edward C. Johnson 3d, chairman of FMR, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders of FMR have entered into a shareholders' voting agreement under which all Series B voting common shares of FMR will be voted in accordance with the majority vote of Series B voting common shares of FMR. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Edward C. Johnson 3d, chairman of FMR, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Fidelity, FMR and Fidelity Growth have their principal business office at 82 Devonshire Street, Boston, Massachusetts 02109.

(3)
This information is based on the Schedule 13D filed with the SEC on November 1, 2010 by Oracle Corporation (Oracle). Oracle is the beneficial owner and has sole power to dispose of the 3,437,800 ordinary shares owned by Oracle. The address of Oracle's the principal business office is 500 Oracle Parkway, Redwood City, California 94065.

(4)
Includes 1,647,023 ordinary shares held by Waldo Holdings 2, a general partnership formed pursuant to the laws of Israel, of which Eyal Waldman is a general partner. Mr. Waldman has sole voting and dispositive power over all of the shares.

(5)
Includes 439 ordinary shares held by the M&M Gray Family 2001 Trust U/T/A, for which Mr. Gray is a trustee.

Compliance with Section 16(a) Filing Requirements

        Section 16(a) of the Exchange Act requires directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Stock Market. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of such forms received with respect to the fiscal year 2010, we believe that all directors, executive officers and persons who own more than 10% of our ordinary shares have complied with the reporting requirements of Section 16(a).

 EXECUTIVE OFFICERS

        Set forth below is certain information regarding each of our executive officers as of April 1, 2011.

Name	Age	Position(s)
Eyal Waldman	50	Chief Executive Officer, President, Chairman of the Board and Director
Roni Ashuri	51	Vice President of Engineering
Shai Cohen	47	Vice President of Operations and Engineering
Michael Gray	54	Chief Financial Officer
Michael Kagan	53	Chief Technology Officer and Vice President of Architecture
Marc Sultzbaugh	47	Vice President of Worldwide Sales

        Eyal Waldman is a co-founder of Mellanox, and has served as Mellanox's chief executive officer, president and chairman of Mellanox's board of directors since March 1999. From March 1993 to February 1999, Mr. Waldman served as vice president of engineering and was a co-founder of Galileo Technology Ltd., or Galileo, a semiconductor company, which was acquired by Marvell Technology Group Ltd. in January 2001. From August 1989 to March 1993, Mr. Waldman held a number of design and architecture related positions at Intel Corporation, a manufacturer of computer, networking and communications products. Mr. Waldman serves on the board of directors of a number of private companies. Mr. Waldman holds a Bachelor of Science in Electrical Engineering and a Master of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Waldman is located in Israel.

        Roni Ashuri is a co-founder of Mellanox and has served as our vice president of engineering since June 1999. From March 1998 to May 1999, Mr. Ashuri served as product line director of system controllers at Galileo. From May 1987 to February 1998, Mr. Ashuri worked at Intel Corporation, where he was a senior staff member in the Pentium processors department and a cache controller group staff member. Mr. Ashuri holds a Bachelor of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Ashuri is located in Israel.

        Shai Cohen is a co-founder of Mellanox and has served as our vice president of operations and engineering since June 1999. From September 1989 to May 1999, Mr. Cohen worked at Intel Corporation, where he was a senior staff member in the Pentium processors department and a circuit design manager at the cache controllers group. Mr. Cohen holds a Bachelor of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Cohen is located in Israel.

        Michael Gray has served as our chief financial officer since December 2004. Prior to joining Mellanox, from March 1995 until July 2004, Mr. Gray served in various capacities at SanDisk Corporation, a data storage company, including director of finance from March 1995 to July 1999, vice president of finance from August 1999 to February 2002 and as senior vice president of finance and administration and chief finance officer from March 2002 to July 2004. From July 1990 to February 1995, Mr. Gray served as controller of Consilium, Inc., a systems software development company which was acquired by Applied Materials, Inc. in December 1998. From October 1981 to June 1990, Mr. Gray served in various capacities at ASK Computer Systems, Inc., an enterprise resource planning solutions provider, including as treasury manager. Mr. Gray holds a Bachelor of Science in Finance from the University of Illinois and a Master of Business Administration from Santa Clara University. Mr. Gray is located in the United States.

        Michael Kagan is a co-founder of Mellanox and has served as chief technology officer and vice president of architecture since January 2009. Previously, Mr. Kagan served as vice president of architecture from May 1999 to December 2008. From August 1983 to April 1999, Mr. Kagan held a number of architecture and design positions at Intel Corporation. While at Intel Corporation, between March 1993 and June 1996, Mr. Kagan managed Pentium MMX design, and from July 1996 to April 1999, he managed the architecture team of the Basic PC product group. Mr. Kagan holds a Bachelor of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Kagan is located in Israel.

        Marc Sultzbaugh has served as our vice president of worldwide sales since April 2007. Mr. Sultzbaugh joined Mellanox in 2001 as director of high performance computing and director of central area sales, and was later promoted to senior director of sales in October 2005. Prior to joining Mellanox, he held various executive sales and marketing positions with Brooktree Semiconductor. From 1985 to 1989, Mr. Sultzbaugh was an engineer at AT&T Microelectronics. He holds a Bachelor of Science degree in Electrical Engineering from The University of Missouri-Rolla, and a Masters of Business Administration from The University of California, Irvine. Mr. Sultzbaugh is located in the United States.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

        The board of directors consists of seven directors. Our board of directors has determined that each of our current directors other than Eyal Waldman, our president, chief executive officer and chairman of the board, are independent under the director independence standards of The NASDAQ Stock Market.

        The Companies Law provides that our board of directors is required to determine how many of our members of the board of directors should be required to have financial and accounting expertise, in addition to an outside director with financial and accounting expertise. Our board of directors has determined that at least one member of our board of directors (excluding outside directors) should be required to have financial and accounting expertise. Each member of the audit committee of our board of directors has financial and accounting expertise as defined under Israeli law.

Board Leadership Structure

        Mr. Waldman is a co-founder of the company and has served as our chief executive officer, president and chairman of the board of directors since March 1999. The board of directors has determined that this is the most effective leadership structure for the company at the present time, taking into consideration the efficiencies associated with the company's co-founder and chief executive officer serving as chairman of the board and the active role of the remaining directors, each of whom is independent. As the chief executive officer, Mr. Waldman's has detailed knowledge of the risks, opportunities and challenges facing the company and is, therefore, the most appropriate person to identify strategic priorities and to develop an agenda that ensures that the board of director's time and attention are focused on critical matters. The combined role also facilitates the flow of information between management and the board of directors and ensures clear accountability for the execution of the company's strategy.

        The board of directors acts independently of management. In March 2010, the board of directors designated Irwin Federman as lead independent director, which we believe further contributes to the board's independence. The board of directors regularly holds independent director sessions of the board without members of management present. In addition, each of the committees of the board of directors comprises only independent directors.

Risk Oversight

        The board of directors oversees the company's risk exposures and risk management of various parts of the business, including appropriate guidelines and policies to minimize business risks and major financial risks and the steps management has undertaken to control them. In its risk oversight role, the board of directors reviews annually the company's strategic plan, which includes an assessment of potential risks facing the company. While the board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. In particular, the audit committee focuses on financial risk, including internal controls, as described below under the section titled "Audit Committee." In addition, in setting compensation, the compensation committee strives to create incentives that do not encourage risk-taking behavior that is inconsistent with the company's business strategy. Each committee regularly reports to the full board of directors.

Committees of the Board of Directors

        Our board of directors has three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. From time to time, the board of directors may also create various ad hoc committees for special purposes. The membership of each of the three standing committees of the board of directors as of December 31, 2010 is set forth below:

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Glenda Dorchak	—	Member	Member
Irwin Federman	Member	Member	—
Thomas Riordan	Member	Chairman	—
Amal M. Johnson	Member	Member	Chairman
Thomas Weatherford	Chairman	—	Member

        Messrs. Baharav and Waldman are not members of any committee of our board of directors.

Audit Committee

        Our board of directors must appoint an audit committee comprised of at least three directors including all of the outside directors, but excluding the chairman of our board of directors, any general manager, our chief executive officer, any controlling shareholder, any relative of the foregoing persons and any director employed by the company or who provides services to the company on a regular basis.

        Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, our audit committee evaluates the independent auditors' qualifications, independence and performance, determines the engagement of the independent auditors, reviews and approves the scope of the annual audit and the audit fee, discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, approves the retention of the independent auditors to perform any proposed permissible non-audit services, monitors the rotation of partners of the independent auditors on the Mellanox engagement team as required by law, reviews our critical accounting policies and estimates, oversees our internal audit function, reviews, approves and monitors our code of ethics and "whistleblower" procedures for the treatment of reports of concerns regarding questionable accounting or auditing matters and annually reviews the audit committee charter and the committee's performance.

        Under the Companies Law, our audit committee must approve specified actions and transactions with office holders and controlling shareholders. A "controlling shareholder" is a shareholder who has the ability to direct the company's activity, excluding an ability deriving merely from holding an office of director or another office in the company, and a person shall be presumed to control the company if he holds 50% or more of (i) our voting rights or (ii) the rights to appoint our directors or general managers. For the purpose of "transactions with an interested party," the definition also includes a shareholder that owns 25% or more of the voting rights in the general meeting of the company, if there is no other person who holds more than 50% of the voting rights in the company. Two or more persons holding voting rights in the company each of which has a personal interest in the approval of the transaction being brought for approval of the company shall be considered to be joint holders.

        Our audit committee may not approve any action or a transaction with a controlling shareholder or with an office holder, as required under Chapter Five of the Companies Law, unless, at the time of approval, our two outside directors are serving as members of the audit committee and at least one of them is present at the meeting at which the approval is granted.

        Additionally, under the Companies Law, the role of the audit committee is, inter alia, to identify any irregularities in the business management of the company in consultation with the company's independent accountants and internal auditor and to suggest an appropriate course of action. Our audit committee charter allows the committee to rely on interviews and consultations with our management, our internal auditor and our independent public accountant, and does not obligate the committee to conduct any independent investigation or verification. We initially designated an internal auditor during the fiscal year ended December 31, 2008.

        All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The NASDAQ Stock Market. Our board has determined that Mr. Weatherford is an audit committee financial expert as defined by the SEC rules and has the requisite financial sophistication as defined by The NASDAQ Stock Market rules and regulations. Our board has determined that Ms. Johnson, as an outside director, has the requisite financial and accounting expertise required under the Companies Law. Our board has also determined that each of the members of our audit committee is independent within the meaning of the independent director standards of The NASDAQ Stock Market and the SEC. Our board of directors has adopted a written charter for the audit committee. A copy of the charter is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance."

Compensation Committee

        Our compensation committee reviews and recommends our programs, policies and practices relating to compensation and benefits of our officers and employees. The compensation committee, in consultation with our chief executive officer and our board of directors, decides how much cash compensation should be part of each officer's total compensation by comparing the officer's compensation against a peer group of companies listed in the survey data we utilize and considering the relative importance of short-term incentives. In addition, the compensation committee, in consultation with our chief executive officer, makes recommendations to our board of directors regarding equity-based compensation to align the interests of our management with shareholders, considering each officer's equity holdings. The compensation committee also manages the issuance of share options and other awards under our equity incentive plans. The compensation committee will review and evaluate, at least annually, the goals and objectives of our incentive compensation plans and monitors the results against the approved goals and objectives. All members of our compensation committee are independent under the applicable rules and regulations of the SEC, The NASDAQ Stock Market and the U.S. Internal Revenue Code. Our board of directors has adopted a written charter for the compensation committee. A copy of the charter is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance."

Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the composition and organization of our board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning governance matters. We believe that the composition of our nominating and corporate governance committee meets the criteria for independence under, and the functioning of our nominating and corporate governance committee complies with, the applicable rules and regulations of the SEC and The NASDAQ Stock Market. Our board of directors has adopted a written charter for the nominating and corporate governance committee. A copy of the charter, as amended to date, is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance."

Meetings Attended by Directors

        The board of directors held a total of fifteen meetings during 2010. The audit committee, compensation committee and nominating and corporate governance committee held eight, eight and five meetings, respectively, during 2010. During 2010, each of our directors attended or participated in at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by the committee(s) of the board of directors on which he or she served, except that Dov Baharav, who joined the board of directors on November 22, 2010, attended three meetings of the board of directors.

        Our directors are encouraged to attend our annual general meeting of shareholders although we do not maintain a formal policy regarding director attendance at the annual general meeting of shareholders. In 2010, Mr. Waldman was the sole member of our board who attended the annual general meeting of shareholders.

Consideration of Director Nominees

        Shareholder Nominations and Recommendations.    Our articles of association set forth the procedure for the proper submission of shareholder nominations for membership on the board of directors as previously discussed. In addition, the nominating and corporate governance committee may consider properly submitted shareholder recommendations for candidates for membership on the board of directors. A shareholder may make such a recommendation by submitting the following information to the secretary of the company at the offices of Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085: the name and address of both the shareholder who intends to make the nomination and of the person or persons to be nominated; a representation that the recommending shareholder is a holder of record of our ordinary shares and is entitled to vote at the meeting, and intends to appear in person or by proxy at the meeting to nominate the candidate; if applicable, a description of all arrangements or understandings between the shareholder and each nominee pursuant to which nominations are to be made by the shareholder; the consent of each nominee to serve as a director if so elected; and a declaration signed by each nominee declaring that there is no limitation under the Companies Law for the appointment of such nominee. Shareholders are also advised to review our amended and restated articles of association, which contain additional requirements with respect to shareholder nominees for our board of directors. The chairman of the board of directors may refuse to acknowledge the nomination of any person not made in compliance with these procedures.

        Director Qualifications.    Members of the board of directors should have the highest professional and personal ethics and values, and conduct themselves in a manner that is consistent with our Code of Business Conduct and Ethics. While the nominating and corporate governance committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and nominees must reflect a board of directors that comprises directors who have: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment; experience in the company's industry and with relevant social policy concerns; experience as a board member of another publicly held company; academic expertise in an area of the company's operations; and practical and mature business judgment, including ability to make independent analytical inquiries.

        Identifying and Evaluating Director Nominees.    Although candidates for nomination to the board of directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the board of directors through professional search firms, shareholders or other persons. The nominating and corporate governance committee reviews the qualifications of any candidates who have been properly brought to the committee's attention. Such review may, at the committee's discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the committee deems proper. The nominating and corporate governance committee considers the suitability of each candidate, including the current members of the board of directors, in light of the current size and composition of the board of directors. In evaluating the qualifications of the candidates, the committee considers many factors, including issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and other similar factors. The committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by shareholders are evaluated by the committee using the same criteria as other candidates. In addition, under the Companies Law, if at the time for the appointment of outside directors all members of the board of directors are of the same gender, then at least one of the outside directors to be appointed must be of the other gender.

Code of Business Conduct and Ethics

        We are committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics reflects our values and the business practices and principles of behavior that support this commitment. The code applies to all of our officers, directors and employees and satisfies SEC rules for a "code of ethics" required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the NASDAQ listing standards requirement for a "code of conduct." The code is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance." We will post any amendment to the code, as well as any waivers that are required to be disclosed by the rules of the SEC or The NASDAQ Stock Market, on our website.

Risk Assessment and Compensation Practices

        Our management assessed and discussed with our compensation committee and board of directors the company's compensation policies and practices for our employees as they relate to our risk management and, based upon this assessment, we believe that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the company in the future.

        Our employees' base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. While performance-based cash bonuses and sales commissions focus on achievement of short-term or annual goals, which may encourage the taking of short-term risks at the expense of long-term results, we believe that our internal controls help mitigate this risk and our performance-based cash bonuses and sales commissions are limited, representing a small portion of the total compensation opportunities available to most employees. We also believe that our performance-based cash bonuses and sales commissions appropriately balance risk and the desire to focus our employees on specific short-term goals important to our success, and do not encourage unnecessary or excessive risk-taking.

        A significant proportion of the compensation provided to our employees is in the form of long-term equity-based incentives that are important to help further align our employees' interests with those of our shareholders. We do not believe that these equity-based incentives encourage unnecessary or excessive risk taking because their ultimate value is tied to our share price. In addition, we generally stagger grants of equity-based awards and subject them to long-term vesting schedules to help ensure that employees have significant value tied to the long-term performance of our ordinary shares.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Certain Relationships and Related Transactions

        In our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of our ordinary shares or any members of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Family Relationships

        There are no family relationships among any of our directors or executive officers.

Communications with the Board of Directors

        We provide a process for shareholders to send communications to our board of directors, any committee of our board of directors or any individual director, including non-employee directors. Shareholders may communicate with our board of directors by writing to: Board of Directors, c/o Corporate Secretary, Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085. The secretary will forward correspondence to our board of directors, one of the committees of our board of directors or an individual director, as the case may be, or, if the secretary determines in accordance with his best judgment that the matter can be addressed by management, then to the appropriate executive officer.

Director Compensation

        In October 2006, our board of directors adopted a compensation program for non-employee directors which became effective on February 6, 2007 and was amended at our 2008 annual general meeting of shareholders with respect to the annual retainer amount paid to Mr. Weatherford for his service as chairperson of our audit committee. Effective January 1, 2011, except with respect to outside directors under the Companies Law, for whom the following compensation program was effective from the date of their reappointment as outside directors at our 2010 annual general meeting of shareholders, our board of directors and our audit committee adopted the following revised cash compensation program for non-employee directors. This revised compensation program was approved by shareholders at our 2010 annual general meeting of shareholders. Pursuant to this program, each member of our board of directors who is not our employee will receive the following cash compensation for board services, as applicable:

  •
  $35,000 per year for service as a board member;

  •
  $25,000 per year for service as chairperson of the audit committee and $7,000 per year each for service as chairperson of the compensation and of the nominating and corporate governance committees;

  •
  $5,000 per year for service as a member of the audit committee and $3,000 per year each for service as a member of the compensation and of the nominating and corporate governance committees; and

  •
  No fees to be paid for each board or committee meeting attended.

        In addition to cash compensation, each of our non-employee directors receive initial and annual, automatic, non-discretionary grants pursuant to our Non-Employee Director Option Grant Policy, which was established under our Global Share Incentive Plan (2006), of nonqualified share options, in the case of non-employee directors who are U.S. taxpayers, and options that qualify in accordance with Section 102 of the Israeli Tax Ordinance, 1961, in the case of non-employee directors who are Israeli taxpayers. On January 26, 2010, the board of directors amended the Non-Employee Director Grant Policy, effective as of the date of the 2010 annual general meeting of shareholders. The amendment of the Non-Employee Director Grant Policy was approved by shareholders at the 2010 annual general meeting Pursuant to the Non-Employee Director Grant Policy, each new non-employee director will receive an option to purchase 50,000 ordinary shares as of the date he or she first becomes a non-employee director, which will begin vesting immediately in equal monthly increments over the thirty-six months following such appointment and will be 100% vested on the thirty-six month anniversary of such appointment provided the director continues to serve as a non-employee director. In addition, following the date of each annual general meeting, each individual who continues to serve as a non-employee director on such date will receive an award of 5,000 restricted stock units, which will begin vesting immediately in equal monthly increments over the twelve months following such meeting and will be 100% vested on the twelve-month anniversary of the grant date provided the director continues to serve as a non-employee director.

        The exercise price of each equity award granted to a non-employee director will be equal to 100% of the fair market value on the date of grant of the shares covered by such award. Equity awards will have a maximum term of ten years measured from the grant date, subject to earlier termination in the event of the director's cessation of service to our company.

        Under our Non-Employee Director Option Grant Policy, our directors will have a three-month period following cessation of service to our company in which to exercise any outstanding vested options, except in the case of a director's death or disability, in which case the options will be exercisable by the director or his or her estate or beneficiary for a 12-month period following the cessation of services. Options and restricted stock units granted to our non-employee directors pursuant to our Non-Employee Director Option Grant Policy will fully vest and become immediately exercisable upon a change in control of our company.

        The compensation of our outside directors, Ms. Johnson and Mr. Riordan, is subject to restrictions imposed by Israeli law, and cannot be greater than the average compensation paid to all other non-executive directors nor less than the lowest compensation paid to any other non-executive director at the time of determination of the outside directors' compensation.

        The table below sets forth information regarding compensation provided by us to our non-employee directors during the year ended December 31, 2010.

Director Compensation in Fiscal Year 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)	Total
(a)	(b)	(c)	(d)	(h)
Thomas Riordan	49,019	112,700	—	161,719
Thomas Weatherford	63,250	112,700	—	175,950
Irwin Federman	43,375	112,700	—	156,075
Dov Baharav	11,523	—	679,585	691,108
Amal M. Johnson	53,949	112,700	—	166,649
Glenda Dorchak	39,742	—	—	39,742

(1)
Amounts shown in this column represent the aggregate incremental grant date fair value of restricted stock units granted during 2010, as calculated under FASB ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in Note 8 to our consolidated financial statements included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)
Amounts shown in this column represent the aggregate incremental grant date fair value of stock options granted during 2010, as calculated under FASB ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in Note 8 to our consolidated financial statements included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

        The aggregate number of ordinary shares subject to outstanding option awards for each person in the table set forth above as of December 31, 2010 is as follows:

Name	Shares Subject to Outstanding Options as of 12/31/10 (#)	Shares Subject to Unvested Restricted Stock Units as of 12/31/10 (#)
Thomas Riordan	34,284	2,083
Thomas Weatherford	51,426	2,083
Irwin Federman	38,426	2,083
Dov Baharav	50,000	—
Amal M. Johnson	79,998	2,083
Glenda Dorchak	57,142	—

        This proxy statement contains "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on the company's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by the company. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the company's business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010 and in our periodic reports on Form 10-Q and Form 8-K.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's facilities located at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 or at the offices of the National Association of Securities Dealers, Inc. located at 1735 K Street, N.W., Washington, D.C. 20006. You may call the SEC at 1-800-SEC-0330 for further information about the SEC's public reference rooms. Our SEC filings are also available to the public at the SEC's website at www.sec.gov and through our website at www.mellanox.com.

OTHER MATTERS

        As of the date of this proxy statement, no shareholder had advised us of the intent to present any other matters, and we are not aware of any other matters to be presented, at the meeting. Accordingly, the only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement.

        If any other matter or matters are properly brought before the meeting, the persons named as proxyholders will use their discretion to vote on the matters in accordance with their best judgment as they deem advisable.

                      By order of the board of directors,

                      Alan C. Mendelson
                       Secretary

Menlo Park, California
April 11, 2011

EXHIBIT A

Form of Proposed Amended and Restated Articles of Association

AMENDED AND RESTATED
ARTICLES OF ASSOCIATION

OF

MELLANOX TECHNOLOGIES,  LTD.

A COMPANY LIMITED BY SHARES

PRELIMINARY

1.     COMPANY NAME

        The name of the company is "Mellanox Technologies Ltd." (the "Company").

2.     INTERPRETATION

  (a)
  In these Articles, the following terms shall bear the meanings set forth below, unless inconsistent with the subject or context.

    "Office Holder" shall mean every director and every other person included in the definition of "office holder" under the Companies Law, including the executive officers of the Company.

    "External Directors" shall mean directors appointed and serving in accordance with Sections 239 through 249 of the Companies Law.

    "Companies Law" shall mean the Israeli Companies Law, 5759-1999, as amended and as may be amended from time to time, and any regulations promulgated thereunder.

    "Securities Law" shall mean the Israeli Securities Law 5728-1968, as amended and as may be amended from time to time, and any regulations promulgated thereunder.

    "Articles" shall mean these Amended and Restated Articles of Association as originally adopted or as amended from time to time.

    "Office" shall mean the registered office of the Company.

    "Year" and "Month" shall mean a Gregorian month or year.

  (b)
  Defined terms used herein, but not defined, shall have the meaning given them in the Companies Law.

  (c)
  Unless the subject or the context otherwise requires: words and expressions importing the masculine gender shall include the feminine gender; and words and expressions importing persons shall include bodies corporate.

3.     PUBLIC COMPANY; LIMITED LIABILITY AND COMPANY OBJECTIVES

  (a)
  The Company is a Public Company, as such term is defined in the Companies Law.

  (b)
  The liability of the Company's Shareholders is limited and, accordingly, the liability of each Shareholder for the Company's obligations shall be limited to the payment of the nominal value of the shares held by such Shareholder, subject to the provisions of these Articles and the Companies Law.

  (c)
  The Company's objectives are to carry on any business and perform any act which is not prohibited by law. The Company may also make contributions of reasonable sums to worthy purposes even if such contributions are not made on the basis of business considerations

SHARE CAPITAL

4.     SHARE CAPITAL

  (a)
  The authorized share capital of the Company is two million four hundred thousand New Israeli Shekels (NIS 2,400,000) divided into one hundred thirty-seven million one hundred forty-two thousand eight hundred fifty-seven (137,142,857) Ordinary Shares, par value 0.0175 per share.

  (b)
  The Ordinary Shares all rank pari passu in all respects.

5.     INCREASE OF AUTHORIZED SHARE CAPITAL

  (a)
  The Company may, from time to time, by resolution of its shareholders, whether or not all the shares then authorized have been issued and whether or not all the shares theretofore issued have been called up for payment, increase its authorized share capital by the creation of new shares. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, and such shares shall confer such rights and preferences, and shall be subject to such restrictions, as such resolution shall provide.

  (b)
  Except to the extent otherwise provided in such resolution, any new shares included in the authorized share capital increased as aforesaid shall be subject to all the provisions of these Articles which are applicable to shares of the same class included in the existing share capital.

6.     SPECIAL RIGHTS; MODIFICATION OF RIGHTS

  (a)
  Subject to the provisions of these Articles, and without prejudice to any special rights previously conferred upon the holders of existing shares in the Company, the Company may, from time to time, by resolution of its shareholders, provide for shares with such preferred or deferred rights or rights of redemption or other special rights and/or such restrictions, whether in regard to liquidation, dividends, voting, repayment of share capital or otherwise, as may be stipulated in such resolution provided that any resolution with respect to the issuance of shares will be made only by the Board of Directors.

  (b)
  (i)    If at any time the share capital is divided into different classes of shares, the rights attached to any class, unless otherwise provided by these Articles, may be modified or abrogated by the Company, by a resolution of the shareholders, subject to the consent in writing of the holders of at least a majority of the issued shares of such class or the adoption of a resolution passed at a separate General Meeting of the holders of the shares of such class.

  (ii)
  The provisions of these Articles relating to General Meetings shall, mutatis mutandis, apply to any separate General Meeting of the holders of the shares of a particular class, provided, however, that the requisite quorum at any such separate General Meeting shall be two or more members present in person or by proxy and holding not less than thirty three and a third percent (33 1/3%) of the issued shares of such class.

  (iii)
  Unless otherwise provided by these Articles, the enlargement of an authorized class of shares, or the issuance of additional shares thereof out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article 6(b), to modify or abrogate the rights attached to previously issued shares of such class or of any other class.

7.     CONSOLIDATION, SUBDIVISION, CANCELLATION AND REDUCTION OF SHARE CAPITAL

  (a)
  The Company may, from time to time, by resolution of its shareholders (subject, however, to the provisions of Article 6(b) hereof and to applicable law):

  (i)
  consolidate and divide all or part of its issued or un-issued authorized share capital into shares of a per share nominal value which is larger than the per share nominal value of its existing shares;

  (ii)
  subdivide its shares (issued or un-issued) or any of them, into shares of smaller nominal value;

  (iii)
  cancel any shares which, at the date of the adoption of such resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so canceled; or

  (iv)
  reduce its share capital in any manner, subject to any consent required by law.

  (b)
  With respect to any consolidation of issued shares into shares of a larger nominal value per share, and with respect to any other action which may result in fractional shares, the Board of Directors may settle any difficulty which may arise with regard thereto, as it deems fit, and, in connection with any such consolidation or other action which could result in fractional shares, may, without limiting its aforesaid power:

  (i)
  determine, as to the holder of shares so consolidated, which issued shares shall be consolidated into a share of a larger nominal value per share;

  (ii)
  allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings;

  (iii)
  redeem, in the case of redeemable preference shares, and subject to applicable law, such shares or fractional shares sufficient to preclude or remove fractional share holdings; and/or

  (iv)
  cause the transfer of fractional shares by certain shareholders of the Company to other shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees of such fractional shares to pay the transferors thereof the fair value thereof, and the Board of Directors is hereby authorized to act in connection with such transfer, as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purposes of implementing the provisions of this sub-Article 7(b)(iv).

SHARES

8.     ISSUANCE OF SHARE CERTIFICATES; REPLACEMENT OF LOST CERTIFICATES

  (a)
  Share Certificates shall be issued under the corporate seal of the Company and shall bear the signature of one Director, or of any other person or persons so authorized by the Board of Directors.

  (b)
  Each shareholder shall be entitled to one or several numbered certificates for all the shares of any class registered in his name, each for one or more of such shares. Each certificate shall specify the serial numbers of the shares represented thereby and may also specify the amount paid up thereon.

  (c)
  A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Shareholder Register in respect of such co-ownership.

  (d)
  A share certificate which has been defaced, lost or destroyed, may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors in its discretion deems fit.

9.     REGISTERED HOLDER

  Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by statute, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

10.   ALLOTMENT OF SHARES

  The un-issued shares from time to time shall be under the sole control of the Board of Directors, who shall have the power to allot, issue or otherwise dispose of shares to such persons, on such terms and conditions (including inter alia terms relating to calls as set forth in Article 12(f) hereof), and either at par or at a premium, or, subject to the provisions of the Companies Law, at a discount and/or with payment of commission, and at such times, as the Board of Directors deems fit, and the power to give to any person the option to acquire from the Company any shares, either at par or at a premium, or, subject as aforesaid, at a discount and/or with payment of commission, during such time and for such consideration as the Board of Directors deems fit.

11.   PAYMENT IN INSTALLMENTS

  If pursuant to the terms of allotment or issue of any share, all or any portion of the price thereof shall be payable in installments, every such installment shall be paid to the Company on the due date thereof by the then registered holder(s) of the share or the person(s) then entitled thereto.

12.   CALLS ON SHARES

  (a)
  The Board of Directors may, from time to time, as it, in its discretion, deems fit, make calls for payment upon shareholders in respect of any sum which has not been paid up in respect of shares held by such shareholders and which is not pursuant to the terms of allotment or issue of such shares or otherwise, payable at a fixed time, and each shareholder shall pay the amount of every call so made upon him or her (and of each installment thereof if the same is payable in installments), to the Company at the time(s) and place(s) designated by the Board of Directors, as any such time(s) may be thereafter extended or place(s) changed. Unless otherwise stipulated in the resolution of the Board of Directors (and in the notice hereafter referred to), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all the shares in respect of which such call was made.

  (b)
  Notice of any call for payment by a shareholder shall be given in writing to such shareholder not less than fourteen (14) days prior to the time of payment fixed in such notice, and shall specify the time and place of payment. Prior to the time for any such payment fixed in a notice of a call given to a shareholder, the Board of Directors may in its absolute discretion, by notice in writing to such member, revoke such call in whole or in part, extend the time fixed for payment thereof, or designate a different place of payment. In the event of a call payable in installments, only one notice thereof need be given.

  (c)
  If pursuant to the terms of allotment or issue of a share or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board of Directors and for which notice was given in accordance with paragraphs (a) and

    (b) of this Article 12, and the provisions of these Articles with regard to calls (and the non-payment thereof) shall be applicable to such amount (and the non-payment thereof).

  (d)
  Joint holders of a share shall be jointly and severally liable to pay all calls for payment in respect of such share and all interest payable thereon.

  (e)
  Any amount called for payment which is not paid when due shall bear interest from the date fixed for payment until actual payment thereof, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel), and payable at such time(s) as the Board of Directors may prescribe.

  (f)
  Upon the allotment of shares, the Board of Directors may provide for differences among the allottees of such shares as to the amounts and times for payment of calls in respect of such shares.

13.   PREPAYMENT

  With the approval of the Board of Directors, any shareholder may pay to the Company any amount not yet payable in respect of his shares, and the Board of Directors may approve the payment by the Company of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board of Directors. The Board of Directors may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 13 shall derogate from the right of the Board of Directors to make any call for payment before or after receipt by the Company of any such advance.

14.   FORFEITURE AND SURRENDER

  (a)
  If any shareholder fails to pay an amount payable by virtue of a call, or interest thereon as provided for in accordance herewith, on or before the day fixed for payment of the same, the Board of Directors may at any time after the day fixed for such payment, so long as such amount (or any portion thereof) or interest thereon (or any portion thereof) remains unpaid, resolve to forfeit all or any of the shares in respect of which such payment was called for. All expenses incurred by the Company in attempting to collect any such amount or interest thereon, including, without limitation, attorney's fees and costs of legal proceedings, shall be added to, and shall, for all purposes (including the accrual of interest thereon), constitute a part of, the amount payable to the Company in respect of such call.

  (b)
  Upon the adoption of a resolution as to the forfeiture of a shareholder's share, the Board of Directors shall cause notice thereof to be given to such shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable by a date specified in the notice (which date shall be not less than fourteen (14) days after the date such notice is given and which may be extended by the Board of Directors), such shares shall be ipso facto forfeited, provided, however, that, prior to such date, the Board of Directors may nullify such resolution of forfeiture, but no such nullification shall stop the Board of Directors from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

  (c)
  Without derogating from Articles 54 and 59 hereof, whenever shares are forfeited as herein provided, all dividends, if any, theretofore declared in respect thereof and not actually paid shall be deemed to have been forfeited at the same time.

  (d)
  The Company, by resolution of the Board of Directors, may accept the voluntary surrender of any share not fully paid for.

  (e)
  Any share forfeited or surrendered as provided herein, shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board of Directors deems fit.

  (f)
  Any shareholder whose shares have been forfeited or surrendered shall cease to be a shareholder in respect of the forfeited or surrendered shares, but shall, notwithstanding, be liable to pay, and shall forthwith pay, to the Company, all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment, at the rate prescribed in Article 12(e) above, and the Board of Directors, in its discretion, may, but shall not be obligated to, enforce the payment of such moneys, or any part thereof. In the event of such forfeiture or surrender, the Company, by resolution of the Board of Directors, may accelerate the date(s) of payment of any or all amounts then owing to the Company by the shareholder in question (but not yet due) in respect of all shares owned by such shareholder, solely or jointly with another.

  (g)
  The Board of Directors may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall stop the Board of Directors from re-exercising its powers of forfeiture pursuant to this Article 14.

15.   LIEN

  (a)
  Except to the extent the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, for his debts, liabilities and engagements to the Company arising from any amount payable by such shareholder in respect of any unpaid or partly paid share, whether or not such debt, liability or engagement has matured. Such lien shall extend to all dividends from time to time declared or paid in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of the lien (if any) existing on such shares immediately prior to such transfer.

  (b)
  The Board of Directors may cause the Company to sell a share subject to such a lien when the debt, liability or engagement giving rise to such lien has matured, in such manner as the Board of Directors deems fit, but no such sale shall be made unless such debt, liability or engagement has not been satisfied within fourteen (14) days after written notice of the intention to sell shall have been served on such shareholder, his executors or administrators.

  (c)
  The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or engagements of such member in respect of such share (whether or not the same have matured), and the residue (if any) shall be paid to the shareholder, his executors, administrators or assigns.

16.   SALE AFTER FORFEITURE OR SURRENDER OR IN ENFORCEMENT OF LIEN

  Upon any sale of a share after forfeiture or surrender or for enforcing a lien, the Board of Directors may appoint any person to execute an instrument of transfer of the share so sold and cause the purchaser's name to be entered in the Shareholder Register in respect of such share. The purchaser shall be registered as the shareholder and shall not be bound to see to the regularity of the sale proceedings, or to the application of the proceeds of such sale, and after his name has been entered in the Shareholder Register in respect of such share, the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

17.   REDEEMABLE SHARES

  The Company may, subject to applicable law, issue redeemable shares and redeem the same.

TRANSFER OF SHARES

18.   REGISTRATION OF TRANSFER

  (a)
  No transfer of shares shall be registered unless a proper writing or instrument of transfer (in any customary form or any other form satisfactory to the Board of Directors) has been submitted to the Company (or its transfer agent), together with the share certificate(s) and such other evidence of title as the Board of Directors may reasonably require. Until the transferee has been registered in the Shareholder Register (or with the transfer agent) in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof. The Board of Directors, may, from time to time, prescribe a fee for the registration of a transfer.

  (b)
  The Board of Directors may, in its discretion to the extent it deems necessary, close the Shareholder Register for registrations of transfers of shares during any year for a period determined by the Board of Directors, and no registrations of transfers of shares shall be made by the Company during any such period during which the Shareholder Register is so closed.

19.   RECORD DATE FOR NOTICES OF GENERAL MEETINGS AND OTHER ACTION

  (a)
  Notwithstanding any provision of these Articles to the contrary, and to allow the Company to determine the shareholders entitled to notice of, or to vote at, any Annual or Extraordinary General Meeting or any adjournment thereof, or to express consent to or dissent from any corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of, or to take or be the subject to, any other action, the Board of Directors may fix, a record date, which shall not be more than forty (40), or any longer period required under the Companies Law, nor less than four (4) days, or any longer period required under the Companies Law, before the date of such meeting or other action. A determination of shareholders of record entitled to notice of or to vote at a meeting shall apply to any adjournment of the meeting: provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

  (b)
  Any shareholder or shareholders of the Company holding, at least one percent (1%) of the voting rights in the issued share capital of the Company may, pursuant to the Companies Law, request that the Board of Directors include a subject in the agenda of a General Meeting to be held in the future. Any such request must be in writing, must include all information related to subject matter and the reason that such subject is proposed to be brought before the General Meeting and must be signed by the shareholder or shareholders making such request. In addition, subject to the Companies Law and the provisions of Article 39, the Board of Directors may include such subject in the agenda of a General Meeting only if the request has been delivered to the Secretary of the Company not later than sixty (60) days and not more than one hundred and twenty (120) days prior to the General Meeting in which the subject is to be considered by the shareholders of the Company. Each such request shall also set forth: (a) the name and address of the shareholder making the request; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting; (c) a description of all arrangements or understandings between the shareholder and any other person or persons (naming such person or persons) in connection with the subject which is requested to be included in the agenda; and (d) a declaration that all the information that is required under the Companies Law and any other applicable law to be provided to the Company in connection with such subject, if any, has been provided. Furthermore, the Board of Directors, may, in its discretion to the extent it deems necessary, request that the shareholders making the request provide additional information necessary so as to include a subject in the agenda of a General Meeting, as the Board of Directors may reasonably require.

TRANSMISSION OF SHARES

20.   DECEDENTS' SHARES

  (a)
  In case of death of a registered holder of a share registered in the names of two or more holders, the Company may recognize the survivor(s) as the sole owner(s) thereof unless and until the provisions of Article 20(b) have been effectively invoked.

  (b)
  Any person becoming entitled to a share in consequence of the death of any shareholder, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors may reasonably deem sufficient), shall be registered as a shareholder in respect of such share, or may, subject to the regulations as to transfer herein contained, transfer such share.

21.   RECEIVERS AND LIQUIDATORS

  (a)
  The Company may recognize any receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a shareholder or its properties, as being entitled to the shares registered in the name of such member.

  (b)
  Such receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate shareholder and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceedings with respect to a shareholder or its properties, upon producing such evidence as the Board of Directors may deem sufficient as to his authority to act in such capacity or under this Article, shall with the consent of the Board of Directors (which the Board of Directors may grant or refuse in its absolute discretion), be registered as a shareholder in respect of such shares, or may, subject to the regulations as to transfer herein contained, transfer such shares.

GENERAL MEETINGS

22.   ANNUAL GENERAL MEETING

  (a)
  An Annual General Meeting shall be held once in every calendar year at such time (within a period of not more than fifteen (15) months after the last preceding Annual General Meeting) and at such place, either within or without the State of Israel, as may be determined by the Board of Directors.

  (b)
  Subject to the provisions of these Articles, the function of the Annual General Meeting shall be to elect the members of the Board of Directors; to receive the Financial Statements; to appoint the Company's auditors and to fix their remuneration and to transact any other business which under these Articles or the Companies Law are to be transacted at a General Meeting.

23.   EXTRAORDINARY GENERAL MEETINGS

  All General Meetings other than Annual General Meetings shall be called "Extraordinary General Meetings". The Board of Directors may, whenever it thinks fit, convene an Extraordinary General Meeting, at such time and place, within or out of the State of Israel, as may be determined by the Board of Directors, and shall be obliged to do so upon a requisition in writing in accordance with Section 63 of the Companies Law.

24.   NOTICE OF GENERAL MEETINGS; OMISSION TO GIVE NOTICE

  (a)
  Not less than twenty-one (21) days' prior notice, or thirty-five (35) days' prior notice to the extent required under regulations promulgated under the Companies Law, shall be given of every General Meeting. Each such notice shall. specify the place and the day and hour of the meeting and the general nature of each item to be acted upon thereat, said notice to be given to all members who would be entitled to attend and vote at such meeting. Anything therein to the contrary notwithstanding, with the consent of all members entitled to vote thereon, a resolution may be proposed and passed at such meeting although a lesser notice than hereinabove prescribed has been given.

  (b)
  The accidental omission to give notice of a meeting to any member, or the non-receipt of notice sent to such member, shall not invalidate the proceedings at such meeting.

  (c)
  Notwithstanding anything to the contrary in this Article 24, and subject to any applicable stock exchange rules or regulations, notice of general meetings does not have to be delivered to shareholders, and notice by the Company of a General Meeting which is published in two daily newspapers in Israel shall be deemed to have been duly given on the date of such publication to any shareholder whose address as listed in the Register of Shareholders (or as designated in writing for the receipt of notices and other documents) is located in the State of Israel, and notice by the Company of a General Meeting which is publicized on the United States Securities and Exchange Commission's EDGAR Database or similar publication via the internet shall be deemed to have been duly given on the date of such publication to any shareholder whose address as registered in the Register of Shareholders (or as designated in writing for the receipt of notices and other documents) is located outside of Israel.

25.   MANNER OF MEETING

  The Board may, in its absolute discretion, resolve to enable persons entitled to attend a general meeting to do so by simultaneous attendance and participation at the principal meeting place and a satellite meeting place or places anywhere in the world and the shareholders present in person, by proxy or by written ballot at satellite meeting places shall be counted in the quorum for and entitled to vote at the general meeting in question, and that meeting shall be duly constituted and its proceedings valid, provided that the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that shareholders attending at all the meeting places are able to:

  (a)
  participate in the business for which the meeting has been convened;

  (b)
  hear all persons who speak (whether by the use of microphones, loudspeakers audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place(s); and

  (c)
  be heard by all other persons so present in the same way.

 PROCEEDINGS AT GENERAL MEETINGS

26.   QUORUM

  (a)
  No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the quorum required under these Articles for such General Meeting or such adjourned meeting, as the case may be, is present when the meeting proceeds to business.

  (b)
  In the absence of contrary provisions in these Articles, two or more shareholders (not in default in payment of any sum referred to in Article 32(a) hereof), present in person or by proxy and holding shares conferring in the aggregate more than thirty three and a third (33 1/3%) percent of the voting power of the Company, shall constitute a quorum of General Meetings.

  (c)
  If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon requisition under Sections 64 or 65 of the Companies Law, shall be dissolved, but in any other case it shall be adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the Chairman may determine. No business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called.

  (d)
  The Board of Directors may determine, in its discretion, the matters that may be voted upon at the meeting by proxy or written ballot in addition to the matters listed in Section 87(a) to the Companies Law.

27.   CHAIRMAN

  The Chairman, if any, of the Board of Directors, shall preside as Chairman at every General Meeting of the Company. If at any meeting the Chairman is not present within fifteen (15) minutes after the time fixed for holding the meeting or is unwilling to act as Chairman, the Co-Chairman shall preside at the meeting. If at any such meeting both the Chairman and the Co-Chairman are not present or are unwilling to act as Chairman, the shareholders present shall choose someone of their number to be Chairman. The office of Chairman shall not, by itself, entitle the holder thereof to vote at any General Meeting nor shall it entitle such holder to a second or casting vote (without derogating, however, from the rights of such Chairman to vote as a shareholder or proxy of a shareholder if, in fact, he is also a shareholder or proxy).

28.   ADOPTION OF RESOLUTIONS AT GENERAL MEETINGS

  (a)
  A resolution shall be deemed adopted if approved by the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon.

  (b)
  Every question submitted to a General Meeting shall be decided by a show of hands, but the Chairman of the Meeting may determine that a resolution shall be decided by a written ballot. A written ballot may be implemented before the proposed resolution is voted upon or immediately after the declaration by the Chairman of the results of the vote by a show of hands. If a vote by written ballot is taken after such declaration, the results of the vote by a show of hands shall be of no effect, and the proposed resolution shall be decided by such written ballot.

  (c)
  A declaration by the Chairman of the meeting that a resolution has been carried unanimously, or carried by a particular majority, or lost, and an entry to that effect in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

  (d)
  Notwithstanding any of the other provisions of these Articles, any resolution to consummate a Merger, as defined in Section 1 of the Law, shall require the approval of the holders of at least a majority of the voting power of the Company. For the avoidance of doubt, any amendment to this Article 28(d) shall require the approval of the holders of at least a majority of the voting power of the Company.

29.   RESOLUTIONS IN WRITING

  A resolution in writing signed by all shareholders of the Company then entitled to attend and vote at General Meetings or to which all such shareholders have given their written consent (by letter, telegram, telex, facsimile, e-mail or otherwise) shall be deemed to have been unanimously adopted by a General Meeting duly convened and held.

30.   POWER TO ADJOURN

  (a)
  The Chairman of a General Meeting at which a quorum is present may, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called.

  (b)
  It shall not be necessary to give notice of an adjournment, whether pursuant to Article 26(c) or Article 30(a), unless the meeting is adjourned for twenty-one (21) days or more in which event notice thereof shall be given in the manner required for the meeting as originally called.

31.   VOTING POWER

  Subject to the provisions of Article 32(a) and subject to any provision hereof conferring special rights as to voting, or restricting the right to vote, every shareholder shall have one vote for each share held by him of record, on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means.

32.   VOTING RIGHTS

  (a)
  No shareholder shall be entitled to vote at any General Meeting (or be counted as a part of the quorum thereat), unless all calls and other sums then payable by him in respect of his shares in the Company have been paid, but this Article 32(a) shall not apply to separate General Meetings of the holders of a particular class of shares pursuant to Article 6(b).

  (b)
  A company or other corporate body being a shareholder of the Company may duly authorize any person to be its representative at any meeting of the Company or to execute or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such shareholder all the power which the latter could have exercised if it were an individual shareholder. Upon the request of the Chairman of the meeting, written evidence of such authorization (in form acceptable to the Chairman) shall be delivered to him.

  (c)
  Any shareholder entitled to vote may vote either in person or by proxy (who need not be a shareholder of the Company), or, if the shareholder is a company or other corporate body, by a representative authorized pursuant to Article 32(b).

  (d)
  If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For the purpose of this Article 32(d), seniority shall be determined by the order of registration of the joint holders in the Shareholder Register.

 PROXIES

33.   INSTRUMENT OF APPOINTMENTS

  (a)
  An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

"I, [insert name of shareholder] of [insert address of shareholder], being a member of Mellanox Technologies Ltd. (the "Company"), hereby appoints [insert name of proxy] or [insert address of proxy] as my proxy to vote for me and on my behalf at the [Annual / Extraordinary] General Meeting of the Company to be held on the day of , 20 and at any adjournment(s) thereof.
Signed this day of , 20 .
(Signature of Appointor)"

    or in any usual or common form or in such other form as may be approved by the Board of Directors. Such proxy shall be duly signed by the appointor or such person's duly authorized attorney or, if such appointor is a company or other corporate body, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s).

  (b)
  The instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be presented to the Chairman at the meeting at which the person named in the instrument proposes to vote or be delivered to the Company (at its Registered Office, at its principal place of business, or at the offices of its registrar or transfer agent, or at such place as the Board of Directors may specify) not less than two (2) hours before the time fixed for such meeting, except that the instrument shall be delivered (i) twenty-four (24) hours before the time fixed for the meeting where the meeting is to be held in the United States of America and the instrument is delivered to the Company at its Registered Office or principal place of business, or (ii) forty-eight (48) hours before the time fixed for the meeting where the meeting is to be held outside of the United States of America and Israel and the instrument is delivered to the Company's registrar or transfer agent. Notwithstanding the above, the Chairman shall have the right to waive the time requirement provided above with respect to all instruments of proxies and to accept any and all instruments of proxy received prior to the beginning of a General Meeting.

34.   EFFECT OF DEATH OF APPOINTOR OR TRANSFER OF SHARE OR REVOCATION OF APPOINTMENT

  (a)
  A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the prior death or bankruptcy of the appointing member (or of his attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairman of such meeting prior to such vote being cast.

  (b)
  An instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the Chairman, subsequent to receipt by the Company of such instrument, of written notice signed by the person signing such instrument or by the member appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy (and such other documents, if any, required under Article 33(b) for such new appointment), provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 33(b) hereof, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairman of such meeting of written notice from such member of the revocation of such appointment, or if and when such shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 34(b) at or prior to the time such vote was cast.

BOARD OF DIRECTORS

35.   POWERS OF BOARD OF DIRECTORS

  (a)
  General. The management of the business of the Company shall be vested in the Board of Directors, which may exercise all such powers and do all such acts and things as the Company is authorized to exercise and do, and are not by these Articles or by law required to be exercised or done by the Company by action of its shareholders at a General Meeting. The authority conferred on the Board of Directors by this Article 35 shall be subject to the provisions of the Companies Law, these Articles and any regulation or resolution consistent with these Articles adopted from time to time by the Company by action of its shareholders at a General Meeting, provided, however, that no such regulation or resolution shall invalidate any prior act done by or pursuant to a decision of the Board of Directors which would have been valid if such regulation or resolution had not been adopted.

  (b)
  Borrowing Power. The Board of Directors may from time to time, at its discretion, cause the Company to borrow or secure the payment of any sum or sums of money for the purposes of the Company, and may secure or provide for the repayment of such sum or sums in such manner, at such times and upon such terms and conditions as it deems fit, and, in particular, by the issuance of bonds, perpetual or redeemable debentures, debenture stock, or any mortgages, charges, or other securities on the undertaking or the whole or any part of the property of the Company, both present and future, including its uncalled or called but unpaid capital for the time being.

  (c)
  Reserves. The Board of Directors may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board of Directors, in its absolute discretion, shall deem fit, including without limitation, capitalization and distribution of bonus shares, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or redesignate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board of Directors may from time to time think fit.

36.   EXERCISE OF POWERS OF BOARD OF DIRECTORS

  (a)
  A meeting of the Board of Directors at which a quorum is present shall be competent to exercise all the authorities, powers and discretion vested in or exercisable by the Board of Directors, whether in person or by any other means by which the Directors may hear each other simultaneously.

  (b)
  A resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors present when such resolution is put to a vote and voting thereon.

  (c)
  The Board of Directors may adopt resolutions without holding a meeting of the Board of Directors, provided that all of the Directors then in office and lawfully entitled to vote thereon shall have agreed to vote on the matters underlying such resolutions without convening a meeting of the Board of Directors. If the Board of Directors adopts resolutions as set forth in the immediately preceding sentence, minutes including such resolutions, including a resolution to vote on such matters without convening a meeting of the Board of Directors, shall be prepared and the Chairman of the Board of Directors (or in his or her absence the Co-Chairman) will sign such minutes.

37.   DELEGATION OF POWERS

  (a)
  The Board of Directors may, subject to the provisions of the Companies Law, delegate any or all of its powers to committees, each consisting of one or more persons (who are Directors), and it may from time to time revoke such delegation or alter the composition of any such committee. Any Committee so formed (in these Articles referred to as a "Committee of the Board of Directors"), shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board of Directors. The meetings and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, so far as not superseded by any regulations adopted by the Board of Directors under this Article. Unless otherwise expressly provided by the Board of Directors in delegating powers to a Committee of the Board of Directors, such Committee shall not be empowered to further delegate such powers.

  (b)
  Without derogating from the provisions of Article 50, the Board of Directors may from time to time appoint a Secretary to the Company, as well as officers, agents, employees and independent contractors, as the Board of Directors deems fit, and may terminate the service of any such person. The Board of Directors may, subject to the provisions of the Companies Law, determine the powers and duties, as well as the salaries and emoluments, of all such persons, and may require security in such cases and in such amounts as it deems fit.

  (c)
  The Board of Directors may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purpose(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it deems fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board of Directors deems fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

38.   NUMBER OF DIRECTORS

  The Board of Directors of the Company shall consist of not less than two (2) nor more than eleven (11) Directors.

39.   ELECTION AND REMOVAL OF DIRECTORS

  (a)
  Subject to the provisions of these Articles and the Companies Law, Directors shall be elected at the Annual General Meeting or an Extraordinary Meeting of the Company by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy and voting on the election of directors.

  (b)
  Nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder holding at least 1% of the outstanding voting power in the Company. However, and without limitation of Sections 63 or 64 of the Companies Law, any such shareholder may nominate one or more persons for election as Directors at a General Meeting only if a written notice of such shareholder's intent to make such nomination or nominations has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual General Meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a Extraordinary General Meeting of shareholders for the election of Directors, at least ninety (90) days prior to the date of such meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and (d) the consent of each nominee to serve as a Director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to provided to the Company in connection with such an appointment has been provided. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

  (c)
  The General Meeting may, by a vote of the holders of at least 75% of the voting power represented at the meeting, remove any Director(s) from office, and elect Directors instead of Directors so removed or fill any Vacancy (as defined in Article 41), however created, in the Board of Directors unless such Vacancy was filled by the Board of Directors under Article 41.

  (d)
  In the event of any contradiction between the provisions of this Article 39 and the provisions of the Companies Law relating to the election and term of External Directors, the applicable provisions of the Companies Law shall govern, and the External Directors shall be elected and hold office in accordance with the provisions of the Companies Law.

40.   QUALIFICATION OF DIRECTORS

  No person shall be disqualified to serve as a Director by reason of his not holding shares in the Company or by reason of his having served as a Director in the past.

41.   CONTINUING DIRECTORS IN THE EVENT OF VACANCIES

  (a)
  In the event that one or more vacancies is created in the Board of Directors, including without limitation, a situation in which the number of Directors is less than the minimum number permitted under Article 38 (a "Vacancy"), the continuing Directors may continue to act in every matter, and, may appoint Directors to temporarily fill any such Vacancy, provided, however, that if the number of Directors is less than two (2), they may only act in (i) an emergency; or (ii) to fill the office of director which has become vacant; or (iii) in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all Vacancies, so that at least two (2) Directors are in office as a result of said meeting. Notwithstanding the foregoing, in the event of Vacancy of an External Director, the Company shall call a General Meeting to elect a new External Director or take such other action as required under the Companies Law.

  (b)
  As long as the number of Directors is less than the maximum number of Directors permitted under Article 38, the continuing directors may appoint additional Directors, up to the maximum number permitted under Article 38, to hold office until the next Annual General Meeting following such appointment by the continuing Directors.

42.   VACATION OF OFFICE

  (a)
  The office of a Director shall be vacated, ipso facto, upon his or her death, or if he or she be found lunatic or become of unsound mind, or if he or she becomes bankrupt, or if the Director is a company, upon its winding-up, or if he is found by a court guilty of any of the felonies listed in Section 226 of the Companies Law.

  (b)
  The office of a Director may also be vacated by the written resignation of the Director. Such resignation shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later. Such written resignation shall include the reasons that lead the Director to resign from his office.

43.   REMUNERATION OF DIRECTORS

  A Director shall be paid remuneration by the Company for his services as Director to the extent such remuneration shall have been approved by the Company in accordance with the Companies Law.

44.   CONFLICT OF INTEREST

  Subject to the provisions of the Companies Law, no Director shall be disqualified by virtue of his office from holding any office or place of profit in the Company or in any company in which the Company shall be a shareholder or otherwise interested, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested, be voided, nor, other than as required under the Companies Law, shall any Director be liable to account to the Company for any profit arising from any such office or place of profit or realized by any such contract or arrangement by reason only of such Director's holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his interest then exists, or, in any other case, at no later than the first meeting of the Board of Directors after the acquisition of his interest.

45.   [RESERVED]

PROCEEDINGS OF THE BOARD OF DIRECTORS

46.   MEETINGS

  (a)
  The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the Directors think fit.

  (b)
  Any Director may at any time, and the Secretary, upon the request of such Director, shall, convene a meeting of the Board of Directors, but not less than two (2) days' notice shall be given of any meetings so convened. Notice of any such meeting shall be given to all the Directors and may be given orally, by telephone, in writing or by mail, email or facsimile. Notwithstanding anything to the contrary herein, failure to deliver notice to a director of any such meeting in the manner required hereby may be waived by such Director, and a meeting shall be deemed to have been duly convened notwithstanding such defective notice if such failure or defect is waived prior to action being taken at such meeting, by all Directors entitled to participate at such meeting to whom notice was not duly given as aforesaid.

47.   RESOLUTIONS IN WRITING

  A resolution in writing signed by the Chairman of the Board of Directors, or of a committee, provided that all the members of the Board of Directors or a committee have agreed to adopt such resolution without convening a meeting, shall be valid for every purpose as a resolution adopted at a Board of Directors' or committee meeting, as the case may be, that was duly convened and held. In place of a Director the aforesaid resolution may be signed and delivered by his attorney.

48.   QUORUM

  Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence in person or by telephone conference of half (50%) of the Directors then in office who are lawfully entitled to participate in the meeting. No business shall be transacted at a meeting of the Board of Directors unless the requisite quorum is present (in person or by telephone conference or by other means by which all directors may hear and be heard) when the meeting proceeds to business.

49.   CHAIRMAN OF THE BOARD OF DIRECTORS

  The Board of Directors may from time to time, elect one of its members to be the Chairman of the Board of Directors, and another of its members as Co-Chairman, remove such Chairman and Co-Chairman from office and appoint others in their place. The Chairman of the Board of Directors shall preside at every meeting of the Board of Directors, but if there is no such Chairman, or if at any meeting he is not present within fifteen (15) minutes of the time fixed for the meeting or if he is unwilling to take the chair, the Co-Chairman shall preside. If both the Chairman and the Co-Chairman are not present within such fifteen (15) minutes or are unwilling to take the chair the Directors present shall choose one of their number to be the Chairman of such meeting.

50.   VALIDITY OF ACTS DESPITE DEFECTS

  All acts done bona fide at any meeting of the Board of Directors, or of a Committee of the Board of Directors, or by any person(s) acting as Director(s), shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants in such meetings or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

CHIEF EXECUTIVE OFFICER AND PRESIDENT

51.   CHIEF EXECUTIVE OFFICER AND PRESIDENT

  The Board of Directors may from time to time appoint one or more persons, whether or not Directors, as Chief Executive Officer or Officers, General Manager or Managers, or President of the Company and may confer upon such person(s), and from time to time modify or revoke, such title(s) and such duties and authorities of the Board of Directors as the Board of Directors may deem fit, subject to such limitations and restrictions as the Board of Directors may from time to time prescribe. Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have authority with respect of the management of the Company in the ordinary course of business. Such appointment(s) may be either for a fixed term or without any limitation of time, and the Board of Directors may from time to time (subject to the provisions of the Companies Law and of any contract between any such person and the Company) fix his or their salaries and emoluments, remove or dismiss him or them from office and appoint another or others in his or their place or places.

MINUTES

52.   MINUTES

  (a)
  Minutes of each General Meeting and of each meeting of the Board of Directors or of any Committee of the Board of Directors shall be recorded and duly entered in books provided for that purpose, and shall be held by the Company at its principal place of office or its Registered Office or such other place as shall have been determined by the Board of Directors. Such minutes shall, in all events, set forth the names of the persons present at the meeting and all resolutions adopted thereat.

  (b)
  Any minutes as aforesaid, if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

DIVIDENDS

53.   DECLARATION OF DIVIDENDS

  The Board of Directors may, subject to the applicable provisions of the Companies Law, from time to time declare, and cause the Company to pay, such dividend as may appear to the Board of Directors to be justified by the profits of the Company. The Board of Directors shall determine the time for payment of such dividends, both interim and final, and the record date for determining the shareholders entitled thereto.

54.   FUNDS AVAILABLE FOR PAYMENT OF DIVIDEND

  No dividend shall be paid otherwise than out of the profits of the Company.

55.   AMOUNT PAYABLE BY WAY OF DIVIDENDS

  Subject to the provisions of these Articles and subject to any rights or conditions attached at that time to any share in the capital of the Company granting preferential, special or deferred rights or not granting any rights with respect to dividends, the profits of the Company which shall be declared as dividends shall be distributed according to the proportion of the nominal value paid up on account of the shares held at the date so appointed by the Company, without regard to the premium paid in excess of the nominal value, if any. No amount paid or credited as paid on a share in advance of calls shall be treated for purposes of this Article as paid on a share.

56.   INTEREST

  No dividend shall carry interest as against the Company.

57.   PAYMENT IN SPECIE

  Upon the determination of the Board of Directors, the Company (i) may cause any monies, investments, or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund, or to the credit of a reserve fund for the redemption of capital, or in the hands of the Company and available for dividends, or representing premiums received on the issuance of shares and standing to the credit of the share premium account, to be capitalized and distributed among such of the shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, on the footing that they become entitled thereto as capital, or may cause any part of such capitalized fund to be applied on behalf of such shareholders in paying up in full, either at par or at such premium as the resolution may provide, any unissued shares or debentures or debenture stock of the Company which shall be distributed accordingly or in payment, in full or in part, of the uncalled liability on all issued shares or debentures or debenture stock if such liability exists, on a pro rata basis; and (ii) may cause such distribution or payment to be accepted by such shareholders in full satisfaction of their interest in the said capitalized sum.

58.   IMPLEMENTATION OF POWERS UNDER ARTICLE 57

  For the purpose of giving full effect to any resolution under Article 57, and without derogating from the provisions of Article 7(b) hereof, the Board of Directors may settle any difficulty which may arise in regard to the distribution as it thinks expedient, and, in particular, may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any members upon the footing of the value so fixed, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debenture stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board of Directors.

59.   DIVIDEND ON UNPAID SHARES

  Without derogating from Article 54 hereof, the Board of Directors may give an instruction which shall prevent the distribution of a dividend to the registered holders of share the full nominal amount of which has not been paid up.

60.   RETENTION OF DIVIDENDS

  (a)
  The Board of Directors may retain any dividend or other monies payable or property distributable in respect of a share on which the Company has a lien, and may apply the same in or towards satisfaction of the debts, liabilities, or engagements in respect of which the lien exists.

  (b)
  The Board of Directors may retain any dividend or other monies payable or property distributable in respect of a share in respect of which any person is, under Article 20 or 21, entitled to become a member, or which any person, is, under said Articles, entitled to transfer, until such person shall become a member in respect of such share or shall transfer the same.

61.   UNCLAIMED DIVIDENDS

  All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment by the Directors of any unclaimed dividend or such other moneys into a separate account shall not cause the Company to be a trustee in respect thereof . The principal (and only the principal) of an unclaimed dividend or such other moneys shall be, if claimed, paid to the person entitled thereto.

62.   MECHANICS OF PAYMENT

  The Board of Directors may fix the mechanics for payment of dividends as it deems fit. However, if nothing to the contrary is provided in the resolution of the Board of Directors, than all dividends or other moneys payable in cash in respect of a share may be paid by check or warrant sent through the post to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to the joint holder whose name is registered first in the Shareholder Register or his bank account or the person who the Company may then recognize as the owner thereof or entitled thereto under Article 20 or 21 hereof, as applicable, or such person's bank account), or to such person and at such other address as the person entitled thereto may by writing direct. Every such check or warrant shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check or warrant by the banker upon whom it is drawn shall be a good discharge to the Company.

63.   RECEIPT FROM A JOINT HOLDER

  If two or more persons are registered as joint holders of any share, or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable in respect of such share.

ACCOUNTS

64.   BOOKS OF ACCOUNT

  The Board of Directors shall cause accurate books of account to be kept in accordance with the provisions of the Companies Law and of any other applicable law. Such books of account shall be kept at the Registered Office of the Company, or at such other place or places as the Board of Directors may think fit, and they shall always be open to inspection by all Directors. No member, not being a Director, shall have any right to inspect any account or book or other similar document of the Company, except as conferred by law or authorized by the Board of Directors or by resolution of the shareholders of the Company.

65.   AUDIT

  At least once in every fiscal year the accounts of the Company shall be audited and the correctness of the profit and loss account and balance sheet certified by one or more duly qualified auditors.

66.   AUDITORS

  The appointment, authorities, rights and duties of the auditor(s) of the Company, shall be regulated by applicable law, provided, however, that in exercising its authority to fix the remuneration of the auditor(s), the shareholders by resolution in a General Meeting may act (and in the absence of any action in connection therewith shall be deemed to have so acted) to authorize the Board of Directors or a committee thereof to fix such remuneration subject to such criteria or standards, if any, as may be provided in such resolution, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate with the volume and nature of the services rendered by such auditor(s).

BRANCH REGISTERS

67.   BRANCH REGISTERS

  Subject to and in accordance with the provisions of Sections 130 to 139, inclusive, of the Companies Law and to all orders and regulation issued thereunder, the Company may cause branch registers to be kept in any place outside Israel as the Board of Directors may think fit, and, subject to all applicable requirements of law, the Board of Directors may from time to time adopt such rules and procedures as it may think fit in connection with the keeping of such branch registers.

INSURANCE, INDEMNITY AND EXEMPTION

68.   INDEMNITY, INSURANCE AND EXEMPTION

  (a)
  Exemption From Liability. Subject to the provisions of the Companies Law, the Company may exempt an Office Holder in advance from all or part of such Office Holder's responsibility or liability for damages caused to the Company due to any breach of such Office Holder's duty of care towards the Company to the maximum extent permitted by law. Notwithstanding, the Company shall not exempt a director in advance from its responsibility or liability towards the Company due to a breach of such director's duty of care in distribution.

  (b)
  Indemnification.

  (i)
  Subject to the provisions of the Companies Law and the Securities Law, the Company may indemnify an Office Holder to the fullest extent permitted by the Companies Law and the Securities Law, with respect to the following liabilities, expenses and payments, provided that such liabilities, expenses and payments were incurred by such Office Holder in such Office Holder's capacity as an Office Holder of the Company:

  (A)
  a financial obligation imposed on an Office Holder in favor of another person by a court judgment, including a compromise judgment or an arbitrator's award approved by a court of law;

  (B)
  reasonable litigation expenses, including legal fees, incurred by an Office Holder as a result of Criminal Inquiry or an investigation or proceeding instituted against such Office Holder by a competent authority, which inquiry or investigation or proceeding has ended without the filing of an indictment and without an imposition of financial liability in lieu of a criminal proceeding, or has ended in the imposition of a financial obligation in lieu of a criminal proceeding without the filing of an indictment for an offense that does not require proof of mens rea (the phrases "proceeding that has ended without the filing of an indictment" and "financial obligation in lieu of a criminal proceeding" shall have the meanings ascribed to such phrases in Section 260(a)(1a) of the Companies Law);

  (C)
  expenses, including reasonable litigation expenses and legal fees, incurred by an Office Holder as a result of a proceeding instituted against such Office Holder in relation to (1) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Securities Law or (2) administrative infringements pursuant to the provisions of Chapter H'4 under the Securities Law or (3) infringements pursuant to the provisions of Chapter I'1 under the Securities Law;

      (D)
      reasonable legal expenses, including attorney's fees, which the Office Holder incurred or with which the Office Holder was charged by a court of law, in a proceeding brought against the Office Holder, by the Company or on its behalf or by another person, or in a criminal prosecution in which the Office Holder was acquitted, or in a criminal prosecution in which the Office Holder was convicted of an offense that does not require proof of mens rea (criminal intent); and

      (E)
      payments to an injured party of infringement under Section 52ND(a)(1)(a) of the Securities Law.

    (ii)
    Subject to the provisions of the Companies Law and the Securities Law, the Company may undertake to indemnify an Office Holder in advance with respect to (i) financial obligations as specified in Article 68(B)(a)(i), provided, that the undertaking is limited to categories of events which, in the opinion of the Board of Directors can be foreseen, based on the Company's actual activities at the time the undertaking to indemnify is given, and in amounts set by the Board of Directors as reasonable, and (ii) expenses, fees and payments as specified in Sub-Sections 68(B)(a)(ii), (iii), (iv) and (v). Subject to the provisions of the Companies Law and the Securities Law, the Company may also undertake to indemnify an Office Holder retroactively for expenses, fees and payments as specified in Section 68(B).

  (c)
  Insurance.

  (i)
  Subject to the provisions of the Companies Law and the Securities Law, the Company may enter into a contract to insure an Office Holder for all or part of the liability that may be imposed on such Office Holder in connection with an act performed by such Office Holder in such Office Holder's capacity as an Office Holder of the Company, with respect to each of the following:

  (A)
  breach of his duty of care to the Company or to another person;

  (B)
  breach of his duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that the action in question would not prejudice the interests of the Company;

  (C)
  a financial obligation imposed on him in favor of another person; and

  (ii)
  Subject to the provisions of the Companies Law and the Securities Law, the Company may also enter into a contract to insure an Office Holder for (A) expenses, including reasonable litigation expenses and legal fees, incurred by the Office Holder as a result of a proceeding instituted against such Office Holder in relation to (1) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Securities Law or (2) administrative infringements pursuant to the provisions of Chapter H'4 under the Securities Law or (3) infringements pursuant to the provisions of Chapter I'1 under the Securities Law and (B) payments made to the injured parties of such infringement under Section 52ND(a)(1)(a) of the Securities Law.

  (d)
  (i)
  The Company shall not indemnify, exculpate or insure any Office Holder under any of the following circumstances:

  (A)
  a breach of duty of loyalty, except, with respect to indemnification and insurance, to the extent that the Office Holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

  (B)
  a breach of duty of care committed intentionally or recklessly, excluding a breach arising out of the negligent conduct of the office holder;

  (C)
  an act or omission committed with intent to derive illegal personal benefit; or

  (D)
  a fine, civil fine, financial sanction or levied against the office holder.

  (ii)
  The Company shall not indemnify or insure any Office Holder for a proceeding instituted against such Office Holder pursuant to the provisions of Chapter H'3, H'4 and I'1 under the Securities Law.

  (e)
  Any amendment to the Companies Law and the Securities Law adversely affecting the right of any Office Holder to be indemnified or insured pursuant to this Article 68 shall be prospective in effect, and shall not affect the Company's obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by the Companies Law and the Securities Law.

  (f)
  The provisions of this Article 68 are not intended, and shall not be interpreted so as to restrict the Company, in any manner in respect of the procurement of insurance and/or indemnification and/or exculpation, in favor of any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder.

WINDING UP

69.   WINDING UP

  If the Company is wound up, then subject to applicable law and to the rights of the holders of shares with special rights upon winding up, the assets of the Company available for distribution among the shareholders shall be distributed to them in proportion to the respective holdings of the shares in respect of which such distribution is being made.

RIGHTS OF SIGNATURE, STAMP, AND SEAL

70.   RIGHTS OF SIGNATURE, STAMP, AND SEAL

  (a)
  The Board of Directors shall be entitled to authorize any person or persons (who need not be Directors) to act and sign on behalf of the Company, and the acts and signature of such person (s) on behalf of the Company shall bind the Company insofar as such person (s) acted and signed within the scope of his or their authority.

  (b)
  The Board of Directors may provide for a seal. If the Board of Directors so provides, it shall also provide for the safe custody thereof. Such seal shall not be used except by the authority of the Board of Directors and in the presence of the person (s) authorized to sign on behalf of the Company, who shall sign every instrument to which such seal is affixed.

 NOTICES

71.   NOTICES

  (a)
  Any written notice or other document may be served by the Company upon any shareholder either personally or by sending it by prepaid mail (airmail if sent internationally) addressed to such member at his address as described in the Shareholder Register. Any written notice or other document may be served by any shareholder upon the Company by tendering the same in person to the Secretary or the General Manager or Chief Executive Officer of the Company at the principal office of the Company or by sending it by prepaid registered mail (airmail if posted outside Israel) to the Company at it Registered Address. Any such notice or other document shall be deemed to have been served two (2) business days after it has been posted (seven (7) business days if posted internationally), or when actually tendered in person, to such shareholder (or to the Secretary or the General Manager), whichever is earlier. Notice sent by email or facsimile shall be deemed to have been served two business days after the notice is sent to the addressee, or when in fact received, whichever is earlier, notwithstanding that if it was defectively addressed or failed, in some other respect, to comply with the provisions of this Article 71(a).

  (b)
  All notices to be given to the shareholders shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the Shareholder Register, and any notice so given shall be sufficient notice to the holders of such share.

  (c)
  If requested by the Company, each shareholder shall provide the Company with the shareholder's full street and mailing address, as well, if available with facsimile number and email address. Any shareholder whose address is not set out in the Shareholder Register, and who shall not have designated in writing delivered to the Company an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

 EXHIBIT B

Form of Amended Indemnification Undertaking Agreement

INDEMNIFICATION UNDERTAKING

dated as of                        , 2011

from Mellanox Technologies Ltd. to [Office Holder] (the "Office Holder")

        In respect of your service as a director or office holder of Mellanox Technologies Ltd. (the "Company"), including your service, at the request of the Company, as a director or office holder of a company controlled by the Company ("control" as defined in the Companies Law)(the "Subsidiary"), the Company desires to provide for your indemnification to the fullest extent permitted by law. To that end, the Company hereby agrees as follows:

        1.     The Company hereby undertakes to indemnify you to the maximum extent permitted by the Companies Law—1999 (the "Companies Law"), and by the Securities Law—1968 (the "Securities Law")(3) in respect of the following:

(3)
All terms which are not defined in this Indemnification Undertaking shall have the meaning ascribed to them in the Companies Law or the Securities Law.

          1.1   any financial obligation imposed on you in favor of another person by a court judgment, including a settlement or an arbitrator's award approved by court, in respect of any act or omission ("action") taken or made by you in your capacity as a director or office holder of the Company or in your capacity as a director or office holder of any other Subsidiary;

          1.2   all reasonable litigation expenses, including reasonable attorneys' fees, expended by you or charged to you by a court of law, in a proceeding instituted against you by the Company or on its behalf or by another person, or in any criminal prosecution in which you are acquitted, or in any criminal prosecution of an offense which does not require proof of mens rea (criminal intent) in which you are convicted, all in respect of actions taken by you in your capacity as a director or officer of the Company or in your capacity as a director or office holder of any other Subsidiary;

          1.3   all reasonable litigation expenses, including reasonable attorneys' fees, expended by you due to an investigation or a proceeding instituted against you by an authority qualified to conduct such investigation or proceeding, where such investigation or proceeding is concluded without the filing of an indictment against you (as defined in Section 260(a)(1a) of the Companies Law) and without any financial obligation imposed on you in lieu of criminal proceedings (as defined in Section 260(a)(1a) of the Companies Law), or that is concluded without your indictment but with a financial obligation imposed on you in lieu of criminal proceedings with respect to an offense that does not require proof of mens rea (criminal intent), all in respect of actions taken by you in your capacity as a director or office holder of the Company or in your capacity as a director or office holder of any other Subsidiary;

          1.4   expenses, including reasonable litigation expenses and attorneys' fees, incurred by you as a result of a proceeding instituted against you in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Securities Law or (B) administrative infringements pursuant to the provisions of Chapter H'4 under the Securities Law or (C) infringements pursuant to the provisions of Chapter I'1 under the Securities Law, all in respect of actions taken by you in your capacity as a director or office holder of the Company or in your capacity as a director or office holder of any other Subsidiary; and

          1.5   payments to an injured party of infringement under Section 52ND(a)(1)(a) of the Securities Law made by you in your capacity as a director or office holder of the Company or in your capacity as a director or office holder of any other Subsidiary.

        2.     The Company will not indemnify you for any amount you may be obligated to pay in respect of:

          2.1   a breach of your duty of loyalty to the Company, except, to the extent permitted by the Companies Law, for a breach of a duty of loyalty to the Company while acting in good faith and having reasonable cause to assume that such act would not prejudice the interests of the Company;

          2.2   a willful or reckless breach of the your duty of care to the Company, excluding a breach arising out of your negligent conduct only;

          2.3   an action taken by you with the intent of unlawfully realizing personal gain;

          2.4   a fine, civil fine, financial sanction or penalty imposed upon you for an offense; and

          2.5   a proceeding instituted against you pursuant to the provisions of Chapter H'3, H'4 or I'1 under the Securities Law.

          2.6   a counterclaim brought by the Company or in its name in connection with a claim against the Company filed by you, other than by way of defense or by way of third party notice in connection with a claim brought against you by the Company, or in specific cases in which the Company's Board of Directors has approved the initiation or bringing of such suit by you, which approval shall not be unreasonably withheld.

          2.7   Indemnification of Venture Capital Funds.

          (a)   If (i) Indemnitee is or was a representative of or affiliated with one or more VC Funds that has invested in the Company, (ii) the VC Fund is, or is threatened to be made, a party to or a participant in any Fund Proceeding (as hereinafter defined), and (iii) the VC Fund's involvement in the Fund Proceeding arises out of facts or circumstances that are the same or substantially similar to the facts and circumstances that form the basis of claims that have been or could be brought against the Indemnitee in a Proceeding, regardless of whether the legal basis of the claims against the Indemnitee and the VC Fund are the same or similar, then the VC Fund shall be entitled to all of the indemnification rights and remedies under this Agreement pursuant to this Agreement as if the VC Fund was the Indemnitee.

          (b)   The Company hereby acknowledges that Indemnitee has certain rights to indemnification, advancement of expenses and/or insurance provided by one or more VC Funds and certain of its or their affiliates (collectively, the "Fund Indemnitors"). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement and the Articles of Association of the Company (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Fund Indemnitors, and, (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Section 2.7.

        3.     The Company will make available all amounts payable to you in accordance with Section 1 above on the date on which such amounts are first payable by you and in any event not later than fifteen (15) days following receipt by the Company of your written request therefor ("Time of Indebtedness"), including with respect to any claim against you initiated by the Company or by any Subsidiary or in their right, and with respect to items referred to in Sections 1.2, 1.3, 1.4 and 1.5 above, not later than the date on which the applicable court or other competent authority renders its decision. Advances given to cover legal expenses in criminal proceedings will be repaid by you to the Company, if you are found guilty of a crime which requires proof of criminal intent. Other advances will be repaid by you to the Company if it is determined by an unappealable court judgment that you are not lawfully entitled to such indemnification. As part of the aforementioned undertaking, the Company will make available to you any security or guarantee that you may be required to post in accordance with an interim decision given by a court or an arbitrator or other competent authority, including for the purpose of substituting liens imposed on your assets.

        4.     The Company will indemnify you even if at the Time of Indebtedness you are no longer a director or office holder of the Company provided that the obligations with respect to which you will be indemnified hereunder are in respect of actions taken by you, either prior to or after the date hereof, while you were a director or office holder of the Company or in respect of actions taken by you while you were a director or office holder of any other Subsidiary as aforesaid, and in such capacity.

        5.     The indemnification will be limited to the expenses and payments mentioned in Sections 1.2, 1.3, 1.4 and 1.5 (pursuant and subject to Section 3 and insofar as indemnification with respect thereto is not restricted by law or by the provisions of Section 2 above) and to the expenses mentioned in Section 1.1 above insofar as they result from, or are connected to, events and circumstances set forth in Schedule A hereto, which are deemed by the Company's Board of Directors, based on the current activity of the Company, to be foreseeable as of the date hereof.

        6.     The total amount of indemnification under Section 1.1 that the Company undertakes towards all of the Company office holders whom the Company has resolved to indemnify, jointly and in the aggregate, shall not exceed, during the course of the Company's existence, 50% (fifty percent) of the Company's net assets, measured by the balance sheet of the Company last published prior to the time that notice is provided to the Company.

        7.     The Company will not indemnify you for any liability with respect to which you have received payment by virtue of an insurance policy or another indemnification agreement other than for amounts which are in excess of the amounts actually paid to you pursuant to any such insurance policy or other indemnity agreement (including deductible amounts not covered by insurance policies), within the limits set forth in Section 6 above.

        8.     Subject to the provisions of Sections 6 and 7 above, the indemnification hereunder will, in each case, cover all sums of money that you will be obligated to pay, in those circumstances for which indemnification is permitted under the law and under this Indemnification Undertaking.

        9.     The Company will be entitled to any amount collected from a third party in connection with liabilities indemnified hereunder.

        10.   In all indemnifiable circumstances, indemnification will be subject to the following:

          10.1     You shall promptly notify the Company of any legal proceedings initiated against you and of all possible or threatened legal proceedings without delay following your first becoming aware thereof, however, your failure to notify the Company as aforesaid shall not derogate from your right to be indemnified as provided herein (except to the extent that such failure to notify causes the Company damages). You shall deliver to the Company, or to such person as it shall advise you, without delay all documents you receive in connection with these proceedings. Similarly, you must advise the Company on an ongoing and current basis concerning all events which you suspect may give rise to the initiation of legal proceedings against you in connection with your actions as a director or office holder of the Company or as a director or office holder or any other Subsidiary.

          10.2     Other than with respect to proceedings that have been initiated against you by the Company or any Subsidiary or in their names, the Company shall be entitled to undertake the conduct of your defense in respect of such legal proceedings and/or to hand over the conduct thereof to any attorney which the Company may choose for that purpose, except to an attorney who is not, upon reasonable grounds, acceptable to you. The Company shall notify you of any such decision to defend with ten (10) calendar days of receipt of notice of any such proceeding. The Company and/or the attorney as aforesaid shall be entitled, within the context of the conduct as aforesaid, to conclude such proceedings, all as it shall see fit, including by way of settlement. At the request of the Company, you shall execute all documents required to enable the Company and/or its attorney as aforesaid to conduct your defense in your name, and to represent you in all matters connected therewith, in accordance with the aforesaid. For the avoidance of doubt, in the case of criminal proceedings the Company and/or the attorneys as aforesaid will not have the right to plead guilty in your name or to agree to a plea-bargain in your name without your consent. However, the aforesaid will not prevent the Company and/or its attorneys as aforesaid, with the approval of the Company, to come to a financial arrangement with a plaintiff in a civil proceeding without your consent so long as such arrangement will not be an admittance of an occurrence not indemnifiable pursuant to this Indemnification Undertaking and/or pursuant to law. The Company shall not, without your prior written consent, consent to the entry of any judgment against you or enter into any settlement or compromise which (i) includes an admission of your fault, (ii) does not include, as an unconditional term thereof, the full release of you from all liability in respect of such proceeding or (iii) is not fully indemnifiable pursuant to this Indemnification Undertaking and/or pursuant to law. This paragraph shall not apply to a proceeding brought by you under Section 10.7 below.

          10.3     You will fully cooperate with the Company and/or any attorney as aforesaid in every reasonable way as may be required of you within the context of their conduct of such legal proceedings, including but not limited to the execution of power(s) of attorney and other documents, provided that the Company shall cover all costs incidental thereto such that you will not be required to pay the same or to finance the same yourself.

          10.4     Notwithstanding the provisions of Sections 10.2 and 10.3 above, (i) if in a proceeding to which you are a party by reason of your status as a director or officer of the Company or any other Subsidiary and the named parties to any such proceeding include both you and the Company or any subsidiary of the Company, a conflict of interest or potential conflict of interest (including the availability to the Company and its subsidiary, on the one hand, and you, on the other hand, of different or inconsistent defenses or counterclaims) exists between you and the Company, or (ii) if the Company fails to assume the defense of such proceeding in a timely manner, you shall be entitled to be represented by separate legal counsel, which shall represent other persons similarly situated, of the Company's choice and reasonably acceptable to you and other person's choice, at the expense of the Company. In addition, if the Company fails to comply with any of its material obligations under this Indemnification Undertaking or in the event that the Company or any other person takes any action to declare this Indemnification Undertaking void or unenforceable, or institutes any action, suit or proceeding to deny or to recover from you the benefits intended to be provided to you hereunder, except with respect to such actions, suits or proceedings brought by the Company or any Subsidiary that are resolved in favor of the Company or any Subsidiary, you shall have the right to retain counsel of your choice, and reasonably acceptable to the Company and at the expense of the Company, to represent you in connection with any such matter.

          10.5     If, in accordance with Section 10.2 (but subject to Section 10.4), the Company has taken upon itself the conduct of your defense, the Company will have no liability or obligation pursuant to this Indemnification Undertaking or the above resolutions to indemnify you for any legal expenses, including any legal fees, that you may expend in connection with your defense, unless (i) the Company shall not have assumed the conduct of your defense as contemplated, (ii) the Company refers the conduct of your defense to an attorney who is not, upon reasonable grounds, acceptable to you, (iii) the named parties to any such action (including any impleaded parties) include both you and the Company or any Subsidiary, and joint representation is inappropriate under applicable standards of professional conduct due to a conflict of interest between you and the Company or any Subsidiary, or (iv) the Company shall agree to such expenses in either of which events all reasonable fees and expenses of your counsel shall be borne by the Company.

          10.6     The Company will have no liability or obligation pursuant to this Indemnification Undertaking to indemnify you for any amount expended by you pursuant to any compromise or settlement agreement reached in any suit, demand or other proceeding as aforesaid without the Company's consent to such compromise or settlement.

          10.7     If required by law, the Company's authorized organs will consider the request for indemnification and the amount thereof and will determine if you are entitled to indemnification and the amount thereof. In the event that you make a request for payment of an amount of indemnification hereunder or a request for an advancement of indemnification expenses hereunder and the Company fails to determine your right to indemnification hereunder or fails to make such payment or advancement, you may petition any court which has jurisdiction to enforce the Company's obligations hereunder. The Company agrees to reimburse you in full for any reasonable expenses incurred by you in connection with investigating, preparing for, litigating, defending or settling any action brought by you under the immediately preceding sentence, except where such action or any claim or counterclaim in connection therewith is resolved in favor of the Company.

        11.   The Company hereby exempts you, to the fullest extent permitted by law, from any liability for damages caused as a result of a breach of your duty of care to the Company or to any Subsidiary, provided that in no event shall you be exempt with respect to any actions listed in Section 2 above or breach of your duty of care in connection with a Distribution.

        12.   The Company undertakes that, subject to the mandatory limitations under applicable law, as long as it may be obligated to provide an Indemnification and advance expenses under this Agreement, the Company shall purchase and maintain in effect directors' and officers' liability insurance, which shall include coverage for the benefit of the Indemnitee, providing coverage in amounts as reasonably determined by the board of directors of the Company. The Company hereby undertakes to notify the Indemnitee 30 days prior to the expiration or termination of the directors' and officers' liability insurance.

        13.   The Company undertakes that in the event of a Change in Control (as defined below) of the Company, the Company's obligations under this Indemnification Undertaking shall continue to be in effect following such Change in Control, and the Company shall take all reasonable necessary action to ensure that the party acquiring control of the Company shall independently undertake to continue in effect such Indemnification Undertaking, to maintain the provisions of the Articles of Association allowing indemnification and to indemnify you in the event that the Company shall not have sufficient funds or otherwise shall not be able to fulfill its obligations hereunder. For purposes of this Indemnification Undertaking, a "Change in Control" shall be deemed to have occurred if: (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) during any period of two consecutive years (not including any period prior to the execution of this Indemnification Undertaking), individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 12) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Board of Directors; or (iii) a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the Board of Directors or other governing body of such surviving entity; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or (v) there occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement.

        14.   The Company undertakes that if there is a Change in Control of the Company then with respect to all matters thereafter arising concerning your rights to payments under this Indemnification Undertaking or any other agreement or under the Company's Articles of Association as now or hereafter in effect, the Company shall seek legal advice only from Independent Legal Counsel (as defined below) selected by the Company and approved by you (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and you as to whether and to what extent you would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Indemnification Undertaking or its engagement pursuant hereto. For purposes of this Indemnification Undertaking, "Independent Legal Counsel" shall mean an attorney or firm of attorneys who shall not have otherwise performed services for the Company or you within the last three years (other than with respect to matters concerning your rights under this Indemnification Undertaking, or of other indemnitees under similar indemnification undertakings).

        15.   If for the validation of any of the undertakings in this Indemnification Undertaking any act, resolution, approval or other procedure is required, the Company undertakes to cause them to be done or adopted in a manner which will enable the Company to fulfill all its undertakings as aforesaid.

        16.   For the avoidance of doubt, it is hereby clarified that nothing contained in this Indemnification Undertaking derogates from the Company's right to indemnify you post factum for any amounts which you may be obligated to pay as set forth in Section 1 above without the limitations set forth in Sections 5 and 6 above.

        17.   If any undertaking included in this Indemnification Undertaking is held invalid or unenforceable, such invalidity or unenforceability will not affect any of the other undertakings which will remain in full force and effect. Furthermore, if such invalid or unenforceable undertaking may be modified or amended so as to be valid and enforceable as a matter of law, such undertaking will be deemed to have been modified or amended, and any competent court or arbitrator are hereby authorized to modify or amend such undertaking, so as to be valid and enforceable to the maximum extent permitted by law.

        18.   This Indemnification Undertaking and the agreements herein shall be governed by and construed and enforced in accordance with the laws of the State of Israel.

        19.   This Indemnification Undertaking cancels any preceding letter of indemnification or arrangement for indemnification that may have been issued to you by the Company.

        20.   Neither the settlement or termination of any proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create an adverse presumption that you are not entitled to indemnification hereunder. In addition, the termination of any proceeding by judgment or order (unless such judgment or order provides so specifically) or settlement, shall not create a presumption that you did not act in good faith and in a manner which you reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, had reasonable cause to believe that your action was unlawful.

        21.   This Indemnification Undertaking shall be (a) binding upon all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law), and (b) binding on and shall inure to the benefit of your heirs, personal representatives, executors and administrators. This Indemnification Undertaking shall continue for your benefit and your heirs', personal representatives', executors' and administrators' benefit after you cease to be a director or office holder of the Company.

        22.   Except with respect to changes in the governing law which expand your right to be indemnified by the Company, no supplement, modification or amendment of this Indemnification Undertaking shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Indemnification Undertaking shall be deemed or shall constitute a waiver of any other provisions of this Indemnification Undertaking (whether or not similar), nor shall such waiver constitute a continuing waiver.

        This Indemnification Undertaking is being issued to you pursuant to the resolutions adopted by the Audit Committee of the Company on                        , the Board of Directors of the Company on and by the shareholders of the Company on                        The Board of Directors has determined, based on the current activity of the Company, that the total amount of indemnification stated in Section 6 is reasonable and that the events listed in Schedule A are reasonably anticipated.

        Kindly sign and return the enclosed copy of this letter to acknowledge your agreement to the contents hereof.

Very truly yours,
Mellanox Technologies Ltd.
By:
Name:
Title:
Date:

Accepted and agreed to:

Office Holder:
Date:

 Schedule A

1.
Negotiations, execution, delivery and performance of agreements on behalf of the Company and any Subsidiary including, inter alia, any claim or demand made by a customer, supplier, contractor or other third party transacting any form of business with the Company, its Subsidiaries or affiliates relating to the negotiations or performance of such transactions, representations or inducements provided in connection thereto or otherwise.

2.
Any claim or demand made in connection with any transaction which is not within the ordinary course of business of either the Company, its subsidiaries or affiliates, including the sale, lease or purchase of any assets or businesses.

3.
Anti-competitive acts and acts of commercial wrongdoing.

4.
Acts in regard of invasion of privacy including with respect to databases and acts in regard of slander.

5.
Any claim or demand made for actual or alleged infringement, misappropriation or misuse of any third party's intellectual property rights including, but not limited to confidential information, patents, copyrights, design rights, service marks, trade secrets, copyrights, misappropriation of ideas by the Company, its Subsidiaries or affiliates.

6.
Actions taken in connection with the intellectual property of the Company and any Subsidiary and its protection, including the registration or assertion of rights to intellectual property and the defense of claims relating thereof.

7.
Participation and/or non-participation at the Company's board meetings, bona fide expression of opinion and/or voting and/or abstention from voting at the Company's board meetings.

8.
Approval of corporate actions including the approval of the acts of the Company's management, their guidance and their supervision.

9.
Claims of failure to exercise business judgement and a reasonable level of proficiency, expertise and care in regard of the Company's business.

10.
Violations of securities laws of any jurisdiction, including without limitation, fraudulent disclosure claims, failure to comply with SEC and/or the Israeli Securities Authority and/or any stock exchange disclosure or other rules and any other claims relating to relationships with investors, shareholders and the investment community and any claims related to the Sarbanes-Oxley Act of 2002, as amended from time to time.

11.
Any claim or demand made under any securities laws or by reference thereto, or related to the failure to disclose any information in the manner or time such information is required to be disclosed pursuant to such laws, or related to inadequate or improper disclosure of information to shareholders, or prospective shareholders, or related to the purchasing, holding or disposition of securities of the Company or any other investment activity involving or affected by such securities, including any actions relating to an offer or issuance of securities of the Company or of its Subsidiaries and/or affiliates to the public by prospectus or privately by private placement, in Israel or abroad, including the details that shall be set forth in the documents in connection with execution thereof.

12.
Violations of laws requiring the Company to obtain regulatory and governmental licenses, permits and authorizations or laws related to any governmental grants in any jurisdiction.

13.
Claims in connection with publishing or providing any information, including any filings with any governmental authorities, on behalf of the Company in the circumstances required under any applicable laws.

14.
Any claim or demand made by employees, consultants, agents or other individuals or entities employed by or providing services to the Company relating to compensation owed to them or damages or liabilities suffered by them in connection with such employment or service.

15.
Resolutions and/or actions relating to employment matters of the Company and/or its Subsidiaries and/or affiliates.

16.
Events, pertaining to the employment conditions of employees and to the employer—employee relations, including the promotion of workers, handling pension arrangements, insurance and saving funds, options and other benefits.

17.
Any claim or demand made by any lenders or other creditors or for moneys borrowed by, or other indebtedness of, the Company, its Subsidiaries or affiliates.

18.
Any claim or demand made by any third party suffering any personal injury and/or bodily injury and/or property damage to business or personal property through any act or omission attributed to the Company, its Subsidiaries or affiliates, or their respective employees, agents or other persons acting or allegedly acting on their behalf.

19.
Any claim or demand made directly or indirectly in connection with complete or partial failure, by the Company or any Subsidiary or affiliate thereof, or their respective directors, officers and employees, to pay, report, keep applicable records or otherwise, of any foreign, federal, state, country, local, municipal or city taxes or other compulsory payments of any nature whatsoever, including without limitation, income, sales, use, transfer, excise, value added, registration, severance, stamp, occupation, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll or employee withholding or other withholding, including any interest, penalty or addition thereto, whether disputed or not.

20.
Any claim or demand made by purchasers, holders, lessors or other users of products or assets of the Company, or individuals treated with such products, for damages or losses related to such use or treatment, and actions in connection with the testing of products developed by the Company and/or its Subsidiaries or in connection with the distribution, sale, license or use of such products.

21.
Any administrative, regulatory or judicial actions, orders, decrees, suits, demands, demand letters, directives, claims, liens, investigations proceedings or notices of noncompliance or violation by any governmental entity or other person alleging potential responsibility or liability (including potential responsibility or liability for costs of enforcement, investigation, cleanup, governmental response, removal or remediation, for natural resources damages, property damage, personal injuries, or penalties or contribution, indemnification, cost recovery, compensation, or injunctive relief) arising out of, based on or related to (a) the presence of, release spill, emission, leaking, dumping, pouring, deposit, disposal , discharge, leaching or migration into the environment (each a "Release") or threatened Release of, or exposure to, any hazardous, toxic, explosive or radioactive substance, wastes or other substances or wastes of any nature regulated pursuant to any environmental law, at any location, whether or not owned, operated, leased or managed by the Company or any of its Subsidiaries, or (b) circumstances forming the basis of any violation of any environmental law, environmental permit, license, registration or other authorization required under applicable environmental and/or public health law.

22.
Actions in connection with the Company's development, use, sale, licensing, distribution, marketing or offer of products and/or services.

23.
Resolutions and/or actions relating to a merger of the company and/or of its Subsidiaries and/or affiliates, the issuance of shares or securities exercisable into shares of the Company, changing the share capital of the Company, formation of subsidiaries, reorganization, winding up or sale of all or part of the business, operations or shares the Company.

24.
Resolutions and/or actions relating to investments in the Company and/or its Subsidiaries and/or affiliated companies and/or the purchase or sale of assets, including the purchase or sale of companies and/or businesses, and/or investments in corporate or other entities and/or investments in traded securities and/or any other form of investment.

25.
Any administrative, regulatory or judicial actions, orders, decrees, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation by any governmental entity or other person alleging the failure to comply with any statute, law, ordinance, rule, regulation, order or decree of any of its Subsidiaries and/or affiliates, or any of their respective business operations.

26.
Actions relating to the operations and management of the Company and/or its Subsidiaries.

27.
Actions taken in connection with the approval and execution of financial reports and business reports and the representations made in connection therewith.

28.
Any claim or demand, not covered by any of the categories of events described above, which, pursuant to any applicable law, a director or officer of the Company may be held liable to any government or agency thereof, or any person or entity, in connection with actions taken by such director or officer in such capacity.

0 14475 MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2011 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD MAY 16, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of 2011 Annual General Meeting of Shareholders and Proxy Statement each dated April 11, 2011 and hereby appoints Eyal Waldman and Michael Gray, as each proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2011 Annual General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on May 16, 2011 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time) at the offices of Mellanox Technologies, Ltd., located at Binyan Hermon, Industrial Area, Yokneam, Israel, and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of each director nominee, for a duration of "THREE YEARS" on the frequency of an advisory vote and "FOR" the approval of each other proposal set forth on the other side in accordance with the Board of Directors' recommendations. (Continued and to be signed on the reverse side)

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors (Non-Outside) Eyal Waldman Dov Baharav Glenda Dorchak Irwin Federman Thomas Weatherford 2. To approve (i) an increase in the annual base salary of Eyal Waldman from $375,000 to $410,000, effective April 1, 2011, (ii) the contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of Mr. Waldman's base salary from time to time and (iii) the cash bonus previously paid to Mr. Waldman in the amount of $157,500 for services rendered for the fiscal year ended December 31, 2010. 3. To approve the grant to Mr. Waldman of 50,000 restricted stock units. 4. To conduct an advisory vote on the compensation of our named executive officers. 5. To conduct an advisory vote on the frequency of an advisory vote on the compensation of our named executive officers. 6. To approve an amendment to the amended and restated articles of association of the company to authorize the board of directors to appoint up to the maximum authorized number of directors. 7. To approve an amendment to the amended and restated articles of association of the company to replace the provisions in our existing amended and restated articles of association related to indemnification of our directors and officers in order to conform such provisions to amendments to the Israeli Companies Law and the Israeli Securities Law. 8. To approve an amendment to the indemnification undertaking between the company and each of our directors and officers. 9. To ratify and approve the purchase of liability insurance for directors and officers of the company and its subsidiaries for the period commencing on February 7, 2011 and ending no later than the later of (i) the 2016 annual general meeting and (ii) June 1, 2016, whether as a renewal of the company's existing directors and officers liability insurance policy or policies or the purchase of directors and officers liability insurance from one or more different insurers, subject to the following terms: (a) annual coverage of no more than $75 million in the aggregate, (b) annual premiums of no more than $450,000 in the aggregate and (c) prior to purchasing liability insurance, our audit committee and board of directors will authorize the terms of the proposed policy or policies to comply with these terms. 10. To appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 and to authorize our audit committee to determine our accounting firm's remuneration in accordance with the volume and nature of their services. ANNUAL GENERAL MEETING OF SHAREHOLDERS OF MELLANOX TECHNOLOGIES, LTD. May 16, 2011 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual General Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 THROUGH 4 AND 6 THROUGH 10 AND "THREE YEARS" ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://www.proxydocs.com/mlnx FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2 years 3 years ABSTAIN 1 year